UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23368

1WS Credit Income Fund

(Exact name of registrant as specified in charter)

299 Park Avenue, 25th Floor

New York, New York 10171

(Address of principal executive offices)

Kurt A. Locher

Chief Executive Officer

c/o 1WS Credit Income Fund

299 Park Avenue, 25th Floor

New York, New York 10171

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (212) 377-4810

Date of fiscal year end:   October 31

Date of reporting period: November 1, 2023 – April 30, 2024

Item 1.   Reports to Stockholders.

(a)

1WS Capital Advisors

1WS Credit Income Fund

Nasdaq:

OWSCX (Class I)

OWSAX (Class A-2)

Semi-Annual Report

April 30, 2024

Table of Contents

Management Commentary	1
Consolidated Schedule of Investments	8
Consolidated Statement of Assets and Liabilities	22
Consolidated Statement of Operations	23
Consolidated Statement of Changes in Net Assets	24
Consolidated Statement of Cash Flows	25
Consolidated Financial Highlights	27
Notes to Consolidated Financial Statements	29
Additional Information	41
Privacy Policy	42

1WS Credit Income Fund	Management Commentary

  April 30, 2024 (Unaudited)

The 1WS Credit Income Fund (the “Fund”) is a closed-end interval fund launched in March 2019. As of April 30, 2024, the Fund has gross assets under management of approximately $326 million (approximately $288 million net assets). The Fund is a non-diversified, closed-end investment management company. Its investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation by investing primarily in a wide array of predominantly structured credit and securitized debt instruments.

Overview:

Many structured credit sectors significantly lagged the relative outperformance of equities and corporate credit benchmarks in late 2023. While many structured credit sectors have participated in the rally thus far in 2024, most sectors continue to look attractive on an outright basis and, in particular, on a relative basis compared with corporate credit alternatives, in our opinion. Across many securitized credit sectors, we continue to underwrite to weaker expected fundamentals while still observing attractive historical risk-adjusted risk premia. This remains in contrast with broader corporate credit and equity markets, which, in our opinion, seem to be pricing in a much more favorable economic and credit backdrop with little downside risk.

We continue to see significant dispersion and inconsistencies across sectors, vintages, originators, and capital structures. In our view, "higher for longer” will only augment opportunities. Because we invest across a variety of credit sectors, we have a lot to pick from in the current environment as we attempt to normalize risk and identify attractive relative risk-adjusted return opportunities across markets. We share our thoughts on the current investment environment in the following commentary, including:

●	The commercial real estate sector will continue to evolve. Tactical opportunities in bonds with attractive credit enhancement and CMBX relative value persist. We also expect to see increasing property sponsor recapitalizations.

●	The consumer is essentially bifurcated into the “haves” and “have-nots”. An attractive return characteristic of many consumer ABS structures which, as a result of high excess spread, is that they can build credit enhancement and de-leverage rapidly. Therefore, identifying positively seasoning deals can provide significant credit spread roll-down and upside excess return potential relative to spread and yield alone.

●	Within residential credit sector, the strength in home prices and build-up of home equity wealth continues to be a primary driver of the current low level of aggregate delinquencies/defaults in the mortgage sector. Seasoned collateral with strong payment histories, which have de-leveraged due to prior home price appreciation, has presented an investment thesis across non-agency RMBS, re-performing pools, and various forms of credit risk transfer.

●	CLOs have continued to trade cheap relative to unsecured corporate bonds. However, given our current skepticism regarding the general lack of risk being priced into corporate markets, we remain tactical within our CLO strategy.

Net Return Performance as of 4/30/24*

	Calendar YTD	Fiscal YTD	ITD (3/4/19)
1WS Credit Income Fund (OWSCX) Class I shares	4.31%	6.87%	43.80%
1WS Credit Income Fund (OWSAX) Class A-2 shares	4.12%	6.55%	38.92%
Bloomberg Barclays U.S. Aggregate Bond Index[1]	-3.28%	4.97%	1.36%
ICE BofAML U.S. High Yield Index[2]	0.49%	8.94%	21.75%

Source: Bloomberg, Finance L.P., Bank of America, OWS

Past performance is not indicative of future returns.

*	OWSCX returns are presented net of all fees and expenses, benchmark returns are gross. Please see pp. 5-7 for important risk disclosures and definitions.

OWSAX returns prior to May 2021 reflect the performance of Class I shares, adjusted to reflect the distribution and shareholder servicing fees applicable to Class A2 shares. Class A2 shares are subject to an upfront sales load of up to 3%, which is not reflected in the returns shown above and, if applied, would lower such returns.

Management Fee: under the Advisory Agreement will be calculated at an annual rate of 1.50% of the daily gross assets of the Fund. "Gross Assets" means the total assets of the Fund prior to deducting liabilities. Derivatives will be valued at market value for purposes of determining "Gross Assets" in the calculation of management fees. Because the Management Fee is based on the Fund's daily gross assets, the Fund's use of leverage, if any, will increase the Management Fee paid to the Adviser. For the initial year of the Fund, the Adviser voluntarily agreed to reduce the Management Fee to .75%. For the one-year period beginning on March 1, 2019, and continuing through the present, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets. The Adviser is under no obligation to continue the fee waiver but may continue to do so.

Semi-Annual Report | April 30, 2024	1

1WS Credit Income Fund	Management Commentary

  April 30, 2024 (Unaudited)

[1,2]	Please refer to the risk disclosures and definitions on pp. 5-7 for a description of the benchmark indices chosen and the risks associated with comparing 1WS Credit Income Fund returns to those of an index. Investors cannot invest directly in an index.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (833) 834-4923 or visiting www.1wscapital.com. Investors cannot invest directly in an index. All performance shown assumes reinvestment of dividends and capital gains distribution in percent value. Dividends are not guaranteed and will constitute a return of capital if dividend distributions exceed current-year earnings. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.1WSCapital.com.

2	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

  April 30, 2024 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The chart above assumes an initial hypothetical investment of $10,000 made in Class I shares of the Fund on March 4, 2019 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or share repurchases. In the absence of fee waivers and reimbursements, which can be necessary to keep expenses at the expense cap, total return would be reduced.

Portfolio Composition1 and Net Return Attribution2

Asset Type	Net Return[2] Attribution Calendar YTD
Asset-Backed Securities (ABS)	0.56%
Collateralized Loan Obligations (CLOs)	0.42%
Commercial Mortgage-Backed Securities (CMBS)	0.46%
European ABS & RMBS	0.38%
Residential Mortgage-Backed Securities (RMBS)	0.21%
Other	1.01%
Interest Rate Hedges	1.27%
Total	4.31%

[1]	The Portfolio composition as of 4/30/24 differs from the portfolio composition for any point prior to such date and is subject to change at any time.
[2]	Net performance data reflects the deduction of all fees and expenses. Net return attribution represents portfolio PnL by sector divided by the Fund’s average net asset value for the period reduced by operating expenses and management fees allocated to the sectors based on the market value of the portfolio for the period. See pp. 5-7 for important risk disclosures and definitions.

Semi-Annual Report | April 30, 2024	3

1WS Credit Income Fund	Management Commentary

April 30, 2024 (Unaudited)

Portfolio Activity:

Despite modestly higher interest rates, the risk-on sentiment that propelled corporate credit and equity prices higher at the end of 2023 continued throughout 2024 so far. Structured credit sectors recovered some of the underperformance relative to corporates at the end of 2023. While benchmark credit spreads have generally tightened across most structured credit sectors, the tightening continues to lag that seen in the corporate sector, in our opinion. On a historical basis, overall spreads remain elevated, driven in part by i) unwinding secular trends enabled by a decade of low interest rates and ii) the credit dispersion that exists across individual securities, requiring investors to have the capacity to analyze individual collateral portfolios and deal structures to capture the true excess return opportunities.

Benchmark ABS spreads have narrowed, however, they continue to trade wider than prior to the current Fed hiking cycle, and materially wider than unsecured corporate debt, in our opinion. In addition, while credit curves have come in from their recent wides, they continue to remain historically steep which can, as deals season and de-leverage, provide significant credit spread roll-down and upside excess return potential relative to spread and yield alone. This is an attractive return characteristic of many consumer ABS structures which, as a result of high excess spread, can build credit enhancement and de-leverage rapidly. ABS issuance has been near record highs year-to-date in 2024, and this has contributed to an appreciable improvement in market liquidity which extends to the most esoteric sectors and securities.

The majority of benchmark commercial mortgage-backed securities (CMBS) continued to recover from recent lows reached in 2023. Despite the spread tightening, many benchmark CMBS continue to trade at significant discounts relative to unsecured corporate. We recognize that fundamental uncertainty has increased within the CRE sector. However, we believe risk premia has widened across the sector as a whole and that there are attractive risk-adjusted relative value opportunities for diligent underwriters as a result.

Within the residential mortgage credit market, overriding themes continue to be centered around affordability and supply. Existing home sales remain down since the Fed embarked on their recent rate hiking cycle and inventories remain low with many homeowners locked in with low fixed mortgage rates and unwilling to sell. This limited supply has continued to support home prices despite the lack of affordability. It is of little surprise that aggregate mortgage credit remains strong, in our opinion. We believe the strength in home prices and build-up of home equity wealth is a primary driver of the current low level of aggregate delinquencies/defaults in the mortgage sector. In addition, underwriting standards have improved significantly since the global financial crisis (GFC) with the majority of new mortgages being made to the highest quality FICO borrowers. We remain active across the mortgage credit sector, trading agency credit risk transfer (CRT) securities and, to a lesser degree, seasoned legacy mortgages when we find attractive opportunities

We continue to be active within the non-dollar ABS & RMBS sectors. Similar to U.S. market sector dynamics, escalating uncertainty surrounding consumer fundamentals and heightened dispersion across originators, issuers, and vintages underscore the importance of rigorous underwriting to distinguish between collateral pools and deal structures. Lower in the capital structure, we exercise great selectivity in our investments, stressing fundamental assumptions to GFC-era default levels. Having said this, we do not believe we are seeing a broad-based deterioration in collateral performance to date. In our opinion, the increase in delinquencies and defaults that we are seeing are more country-, collateral-, and originator-specific.

While CLO spreads have tightened, they continue to trade cheap relative to unsecured corporate bonds, in our view. Despite this, we remain cautious of aggregate corporate/CLO exposure as market pricing, in our opinion, continues to discount the fundamental credit risks associated with higher interest rates, particularly for floating rate corporate loans. While CLOs continue to offer among the highest nominal spread and yield in the structured credit sector, on a risk-adjusted basis, we continue to favor overweighing other opportunities within structured credit.

Outlook:

As stated, we currently see significant dispersion and inconsistencies across markets, sectors, and capital structures in terms of future fundamental expectations. Despite the Fed signaling an end to the current rate hiking cycle, we believe that slowing economic growth and higher interest rates, relative to the past decade, will continue to chip away at credit fundamentals of the most vulnerable borrowers, assets, and structures. While we are not forecasting a systemic deterioration in credit fundamentals across sectors, we do believe increasing idiosyncratic risks will come to be viewed as a more consistent late-cycle performance trend, resulting in headwinds for credit over the longer term. As a result, we see the potential for increasing uncertainty and spread widening in the coming year.

Despite relatively strong performance over the past six months, we remain encouraged by the investment opportunities we currently see within structured credit. Fundamental uncertainty remains elevated in many consumer and commercial real estate sectors, which continues to lead to elevated levels of risk premia across many sectors, in our opinion. For investors with differentiated underwriting capabilities, we believe there continues to be attractive risk-adjusted return opportunities across securitized credit both outright and relative to corporate credit sectors. Benchmark spreads have narrowed, however, we believe that many sectors remain attractive on a historical and relative basis. Opportunities are more nuanced and require greater underwriting to identify the best opportunities while protecting against downside risks should fundamentals meaningfully underperform. We believe that a focus on underwriting asset price volatility as well as credit fundamentals and differentiated structural characteristics provides us greater visibility into both security selection as well as portfolio risk construction. In our opinion, this enhances our ability to generate attractive cross-cycle risk-adjusted returns.

4	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

  April 30, 2024 (Unaudited)

Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of the 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P.

Net performance data are pre-tax, fund-level, net of operating expenses, management fees, and any applicable shareholder servicing and distribution fees charged to investors. ITD Net return is a linked monthly return. Actual returns experienced by an investor may vary due to these factors, among others.

Risk Disclosures

Past performance is not a guarantee of future results. There is no assurance that the Fund will meet its investment objective.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 and, thus, changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program. The Fund expects most of its investments to be in securities that are rated below investment grade or would be rated below investment grade if they were rated. Below investment grade instruments or “junk securities” are particularly susceptible to economic downturns compared to higher rated investments. While the Fund may employ hedging techniques to seek to minimize interest rate risk, there can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. As such, the Fund is subject to interest rate risk and may decline in value as interest rates rise. The Fund may use leverage to achieve its investment objective, which involves risks, including the increased likelihood of net asset value volatility and the increased risk that fluctuations in interest rates on borrowings will reduce the return to investors. In addition to the normal risks associated with investing, investing in international and emerging markets involves risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles or from social, economic or political instability in other nations. The Fund may employ hedging techniques to seek to minimize foreign currency risk. There can be no assurance that it will engage in such techniques at any given time or that such techniques would be successful. The Fund may invest in derivatives, which, depending on market conditions and the type of derivative, are more volatile than other investments and could magnify the Fund’s gains or losses. An investment in shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment.

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage-backed and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Investing in structured finance securities may be affected by a variety of factors, including priority in the capital structure of the issuer thereof, the availability of any credit enhancement, and the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, among others. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for information on these and other risks.

There can be no assurance that the Fund will achieve its investment objective. Many of the Fund’s investments may be considered speculative and subject to increased risk. Neither One William Street Capital Management, LP nor 1WS Capital Advisors, LLC has managed a 1940-Act registered product prior to managing the fund. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations or investment selections will be effective in achieving the Fund’s investment objective or delivering positive returns.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the portfolio manager disclaims any responsibility to update such views. The views expressed in this report reflect the current views of the portfolio manager as of April 30, 2024.

Semi-Annual Report | April 30, 2024	5

1WS Credit Income Fund	Management Commentary

  April 30, 2024 (Unaudited)

There are limitations when comparing the 1WS Credit Income Fund to indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Investing in lower-rated securities involves special risks in addition to the risks associated with investments in investment grade securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. There is a risk that issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Assets and securities contained within indices are different than the assets and securities contained in the 1WS Credit Income Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. Please see definitions for a description of the investment indexes selected.

Definitions

ABS: Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations.

Basis Points (bps): A basis point is a common unit of measurement for interest rates and credit spreads and is equal to one hundredth of one percent.

Bloomberg Barclays U.S. Aggregate Bond Index: A broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

CLO: Collateralized Loan Obligations are instruments that represent debt and equity tranches of collateralized loan obligations and collateralized debt obligations.

CMBS: Commercial Mortgage-Backed Securities are fixed income instruments that are secured by mortgage loans on commercial real property.

CMBX: CMBX indices are synthetic tradable indices referencing a basket of 25 commercial mortgage-backed securities (CMBS).

CDX.IG: The Markit CDX North America Investment-Grade Index is composed of 125 equally weighted credit default swaps on investment-grade entities.

CDX.HY: The Markit CDX North America High-Yield Index is composed of 125 equally weighted credit default swaps on investment-grade entities.

Credit Enhancement: Credit enhancement is a risk-reduction technique that provides protection, in the form of financial support, to cover losses under stressed scenarios.

Credit Risk Transfer (CRT) Securities: CRT securities effectively transfer a portion of the risk associated with credit losses within pools of residential mortgage loans to investors.

ICE BofAML U.S. High Yield Index: The index tracks the performance of US dollar denominated below investment grade rated corporate debt publically issued in the US domestic market. Investors cannot invest directly in an index.

Interest Rate Hedges: Interest rate hedges include a variety of different products to help protect against interest rate risk. In principle, interest rate hedging products provide greater certainty over future loan repayments.

Non-Dollar ABS: Non-Dollar Asset-Backed Securities are instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations outside of the U.S. Non-Dollar Asset-Backed Securities are denominated in currencies other than the U.S. Dollar.

Non-Dollar RMBS: Non-Dollar Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgage loans secured by residential property outside of the U.S. Non-Dollar Residential Mortgage-Backed Securities are denominated in currencies other than the U.S. Dollar.

Non-Performing Loans (NPL): Mortgage loans that are subject to late repayment (i.e., 90 days have passed without the borrower paying the agreed instalments) or are unlikely to be repaid by the borrower

Re-performing Loans (RPL): Mortgage loans that were once delinquent but has since returned to performing status.

6	www.1wscapital.com

1WS Credit Income Fund	Management Commentary

  April 30, 2024 (Unaudited)

RMBS: Residential Mortgage-Backed Securities are securities that may be secured by interests in a single residential mortgage loan or a pool of mortgage loans secured by residential property.

Risk-Adjusted: A risk-adjusted return is a calculation of the profit or potential profit from an investment that takes into account the degree of risk that must be accepted in order to achieve it. The risk is measured in comparison to that of a risk-free investment, usually U.S. Treasuries.

Risk Premia: Risk Premia is the investment return an asset is expected to yield in excess of the risk-free rate of return.

SASB: Single Asset Single Borrower (SASB) CMBS transactions involve the securitization of a single loan (SA) or collateralized by a group of assets all owned by the same borrower (SB).

Subprime Auto ABS: Auto asset-backed securities (auto ABS) are structured finance securities that are collateralized by auto loans or leases, specifically subprime (poor credit standing) borrowers.

Tranche: Tranches are segments created from a pool of assets - usually debt instruments such as bonds or mortgages - that are divvied up by risk, time to maturity, or other characteristics in order to be marketable to different investors.

Semi-Annual Report | April 30, 2024	7

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES (46.17%)

Residential (27.69%)
ACE Securities Corp. Home Equity Loan Trust, Series 2006-OP2, Class M1(b)(c)	1M CME TERM SOFR + 0.49%	08/25/36		$666,315	$482,212
AIMS , Series 2007-1, Class B(b)	1M BBSW + 0.57%	07/10/38	A$	872,246	461,524
Alternative Loan Trust, Series 2007-21CB, Class 2A2(b)	27.94% - 1M CME TERM SOFR	09/25/37		$34,397	23,951
Alternative Loan Trust, Series 2007-21CB, Class 2A3(b)	1M CME TERM SOFR + 0.61%	09/25/37		1,014,445	347,143
Alternative Loan Trust, Series 2007-21CB, Class 2A4(b)(d)	5.49% - 1M CME TERM SOFR	09/25/37		937,710	52,324
Ameriquest Mortgage Securities Trust, Series 2006-R1, Class M4(b)	1M CME TERM SOFR + 0.95%	03/25/36		708,696	710,539
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs, Series 2005-R5, Class M7(b)	1M CME TERM SOFR + 1.94%	07/25/35		526,475	496,992
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W5, Class M1(b)(c)	1M CME TERM SOFR + 0.80%	01/25/36		1,351,269	1,261,410
Asset Backed Securities Corp. Home Equity Loan Trust Series OOMC, Series 2006-HE3, Class M1(b)	1M CME TERM SOFR + 0.56%	03/25/36		634,028	507,793
Atlas Funding PLC, Series 2023-1, Class F(b)	N/A(e)	01/25/61		£402,000	545,668
Banc of America Funding , Series 2007-5, Class CA8(b)(d)	5.35% - 1M US L	07/25/37		$2,277,044	112,486
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A2(b)	1M CME TERM SOFR + 0.61%	07/25/36		270,091	289,510
Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 2A2(b)(c)	1M CME TERM SOFR + 0.57%	01/25/37		751,970	670,081
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class M1(b)	1M CME TERM SOFR + 0.61%	02/25/37		700,003	454,582
Castell PLC, Series 2023-1, Class G(b)	N/A(e)	05/25/55		£399,000	519,708
Castell PLC, Series 2023-2, Class G(b)	SONIA IR + 9.90%	11/25/55		407,000	526,264
Castell PLC, Series 2023-2, Class X(b)	SONIA IR + 7.25%	11/25/55		310,654	389,962
Connecticut Avenue Securities, Series 2021-R02, Class 2B2(b)(f)	30D US SOFR + 6.20%	11/25/41		$1,907,000	2,023,899
Connecticut Avenue Securities Trust, Series 2022-R05, Class 2B1(b)(f)	30D US SOFR + 4.50%	04/25/42		338,000	361,254
Connecticut Avenue Securities Trust, Series 2023-R02, Class 1B1(b)(f)	30D US SOFR + 5.55%	01/25/43		500,000	553,750
Connecticut Avenue Securities Trust, Series 2023-R03, Class 2B1(b)(f)	30D US SOFR + 6.35%	04/25/43		996,000	1,131,755
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1B1(b)(f)	30D US SOFR + 3.90%	07/25/43		1,201,000	1,278,945
Connecticut Avenue Securities Trust, Series 2024-R01, Class 1B2(b)(f)	30D US SOFR + 4.00%	01/25/44		1,327,000	1,358,583
Connecticut Avenue Securities Trust, Series 2024-R02, Class 1B2(b)(f)	30D US SOFR + 3.70%	02/25/44		1,286,000	1,304,518
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1A17	5.50%	12/25/35		139,960	105,614
CWABS Asset-Backed Certificates Trust, Series 2004-15, Class MV7(b)	1M CME TERM SOFR + 2.51%	02/25/35		734,113	469,245
CWABS Asset-Backed Certificates Trust, Series 2005-2, Class M6(b)(c)	30D US SOFR + 2.03%	08/25/35		531,266	458,429
CWABS Asset-Backed Certificates Trust 2006-11, Series 2006-12, Class M1(b)	1M CME TERM SOFR + 0.56%	12/25/36		678,040	475,103
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class 2A2(b)	1M CME TERM SOFR + 0.75%	08/25/47		888,635	597,607
Dilosk RMBS NO 7 DAC, Series 2023-7, Class X1(b)	3M EUR L + 6.33%	10/20/62		€291,925	313,537
Dilosk RMBS No 8 Sts DAC, Series 2024-STS, Class F(b)	9.57%	05/20/62		459,000	496,997
Dilosk RMBS No 8 Sts DAC, Series 2024-STS, Class X(b)	11.92%	05/20/62		612,000	659,528
Domi BV, Series 2020-1, Class F(b)(c)	3M EUR L + 6.50%	04/15/52		500,000	539,577

See Notes to Consolidated Financial Statements.

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1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Domi BV, Series 2020-1, Class X2(b)(c)	3M EUR L + 6.75%	04/15/52	€392,182	$418,287
Domi BV, Series 2021-1, Class E(b)	3M EUR L + 6.50%	06/15/53	704,000	752,437
Domi BV, Series 2021-1, Class X2(b)	3M EUR L + 6.50%	06/15/53	276,122	295,827
East One PLC, Series 2024-1, Class E(b)	SONIA IR + 4.50%	12/27/55	£783,000	983,483
East One PLC, Series 2024-1, Class X(b)	SONIA IR + 5.44%	12/27/55	667,000	835,698
Eurohome UK Mortgages 2007 -1 PLC, Series 2007-1, Class B2(b)	SONIA IR + 3.22%	06/15/44	430,000	503,670
Eurohome UK Mortgages PLC, Series 2007-2, Class B1(b)	SONIA IR + 1.52%	09/15/44	1,069,000	1,195,911
Eurosail 2006-2bl PLC, Series 2006-2X, Class D1C(b)	SONIA IR + 0.92%	12/15/44	641,000	747,856
Eurosail-UK 2007-5np PLC, Series 2007-5X, Class B1C(b)	SONIA IR + 2.14%	09/13/45	389,132	443,256
Fieldstone Mortgage Investment Trust, Series 2005-3, Class M2(b)	1M CME TERM SOFR + 0.79%	02/25/36	$1,626,000	478,857
Finance Ireland RMBS, Series 3, Class F(b)	3M EUR L + 4.23%	06/24/61	€420,000	448,045
First Franklin Mortgage Loan Trust, Series 2005-FF12, Class M3(b)(c)	1M CME TERM SOFR + 0.86%	11/25/36	$1,964,153	1,277,878
First Franklin Mortgage Loan Trust, Series 2006-FFH1, Class M2(b)	1M CME TERM SOFR + 0.71%	01/25/36	544,389	493,597
Freddie Mac STACR REMIC Trust, Series 2020-DNA1, Class B2(b)(f)	30D US SOFR + 5.36%	01/25/50	494,000	540,930
Freddie Mac STACR REMIC Trust, Series 2020-DNA2, Class B2(b)(f)	30D US SOFR + 4.91%	02/25/50	1,749,000	1,886,821
Freddie Mac STACR REMIC Trust, Series 2020-DNA6, Class B2(b)(f)	30D US SOFR + 5.65%	12/25/50	900,000	1,008,540
Freddie Mac STACR REMIC Trust, Series 2020-HQA3, Class B2(b)(f)	30D US SOFR + 10.11%	07/25/50	1,029,000	1,389,253
Freddie Mac STACR REMIC Trust, Series 2020-HQA4, Class B2(b)(f)	30D US SOFR + 9.51%	09/25/50	439,000	576,231
Freddie Mac STACR REMIC Trust, Series 2023-DNA1, Class B1(b)(f)	13.47%	03/25/43	547,000	634,520
Freddie Mac STACR REMIC Trust, Series 2023-DNA2, Class B1(b)(f)	30D US SOFR + 7.60%	04/25/43	955,000	1,091,756
Freddie Mac STACR REMIC Trust, Series 2023-DNA2, Class M2(b)(c)(f)	30D US SOFR + 5.70%	04/25/43	332,000	374,795
Fremont Home Loan Trust, Series 2004-C, Class M3(b)	1M US L + 1.73%	08/25/34	170	–
FT RMBS Miravet, Series 2023-1, Class E(b)(c)	3M EUR L + 3.00%	11/26/66	€600,000	597,996
FT RMBS Miravet, Series 2023-1, Class F(b)(c)	3M EUR L + 4.00%	11/26/66	600,000	580,707
GSAA Home Equity Trust, Series 2007-8, Class A4(b)	1M CME TERM SOFR + 1.31%	08/25/37	$547,743	285,593
Harben Finance, Series 2022-1RA, Class G(b)(f)	SONIA IR + 4.30%	09/28/55	£391,000	490,625
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2005-D, Class M2(b)	1M CME TERM SOFR + 0.82%	03/25/36	$458,790	305,554
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2006-A, Class M1(b)	1M CME TERM SOFR + 0.71%	03/25/36	785,350	521,001
Home Equity Mortgage Loan Asset-Backed Trust Series INABS, Series 2006-C, Class M1(b)	1M CME TERM SOFR + 0.55%	08/25/36	543,667	533,065
Home RE, Ltd., Series 2021-1, Class B1(b)(f)	30D US SOFR + 3.76%	07/25/33	956,000	971,583
Home RE, Ltd., Series 2022-1, Class M1C(b)(c)(f)	30D US SOFR + 5.50%	10/25/34	1,064,000	1,132,202
Home RE, Ltd., Series 2023-1, Class M1B(b)(c)(f)	30D US SOFR + 4.60%	10/25/33	1,000,000	1,051,500
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M7(b)	1M US L + 2.48%	12/25/35	240,922	183,438
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M3(b)	1M US L + 0.56%	02/25/36	866,659	557,349
JP Morgan Mortgage Acquisition Trust, Series 2006-HE2, Class M2(b)(c)	1M CME TERM SOFR + 0.59%	07/25/36	1,097,273	1,028,912
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class C(b)	1M EUR L + 2.50%	02/24/60	€880,000	917,068
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class D(b)	1M EUR L + 3.25%	02/24/60	557,000	576,301
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class E(b)	1M EUR L + 4.25%	02/24/60	557,000	569,524
Kinbane 2024-RPL 1 DAC, Series 2024-RPL1X, Class F(b)	1M EUR L + 5.25%	02/24/60	749,000	751,614
Lansdowne Mortgage Securities No 1 PLC, Series 2006-1, Class M2(b)(c)	3M EUR L + 0.84%	06/15/45	500,000	355,592

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2024	9

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Lehman Mortgage Trust, Series 2006-9, Class 1A5(b)(c)	1M CME TERM SOFR + 0.71%	01/25/37	$690,321	$384,026
Lehman Mortgage Trust, Series 2007-5, Class 6A1(b)	1M CME TERM SOFR + 0.43%	10/25/36	3,644,744	1,619,724
Miravet Sarl - Compartment, Series 2019-1, Class E(b)(c)	3M EUR L + 3.00%	05/26/65	€500,000	506,601
Miravet Sarl - Compartment, Series 2020-1, Class E(b)(c)	3M EUR L + 4.00%	05/26/65	1,135,000	1,182,688
Nationstar Home Equity Loan Trust, Series 2007-B, Class M2(b)	1M CME TERM SOFR + 0.58%	04/25/37	$1,187,492	1,127,761
Newgate Funding PLC, Series 2007-1X, Class DB(b)	3M EUR L + 0.75%	12/01/50	€539,307	480,469
Newgate Funding PLC, Series 2007-2X, Class E(b)	SONIA IR + 3.87%	12/15/50	£436,726	505,709
Newgate Funding PLC, Series 2007-3X, Class BA(b)	SONIA IR + 1.37%	12/15/50	413,483	486,596
Ownit Mortgage Loan Trust, Series 2005-4, Class M1(b)(c)	1M US L + 0.83%	08/25/36	$964,354	814,011
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW, Series 2005-WCW2, Class M5(b)	1M CME TERM SOFR + 1.13%	07/25/35	547,684	501,734
Parkmore Point RMBS 2022-1 PLC, Series 2022-1X, Class D(b)(c)	SONIA IR + 3.50%	07/25/45	£440,000	543,918
Pierpont Btl PLC, Series 2023-1, Class X(b)	SONIA IR + 7.94%	09/21/54	232,513	292,773
Polaris PLC, Series 2022-2, Class E(b)	SONIA IR + 5.75%	05/23/59	795,579	1,005,944
Polaris PLC, Series 2023-1, Class F(b)	SONIA IR + 8.25%	02/23/61	403,000	525,926
Polaris PLC, Series 2023-2, Class F(b)	SONIA IR + 8.75%	09/23/59	403,000	539,019
Polaris PLC, Series 2023-2, Class X(b)	SONIA IR + 8.00%	09/27/59	335,178	428,160
Polaris PLC, Series 2024-1, Class F(b)	SONIA IR + 5.65%	02/26/61	395,000	497,914
Polaris PLC, Series 2024-1, Class X(b)	SONIA IR + 5.65%	02/26/61	395,000	497,322
Popular ABS Mortgage Pass-Through Trust, Series 2005-5, Class MF1(g)	3.44%	11/25/35	$401,980	244,162
Popular ABS Mortgage Pass-Through Trust, Series 2005-D, Class M1(c)(g)	3.51%	01/25/36	395,252	325,095
Portman Square 2023-NPL1 DAC, Series 2023-NPL1X, Class B(b)	3M EUR L + 4.00%	07/25/63	€482,000	499,062
Residential Accredit Loans, Inc., Series 2006-Q05, Class 1A2(b)(c)	1M US L + 0.19%	05/25/46	$867,739	868,000
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A16(b)(c)	1M CME TERM SOFR + 0.76%	07/25/36	402,917	289,536
Residential Accredit Loans, Inc., Series 2006-QS9, Class 1A5(b)(c)	1M CME TERM SOFR + 0.81%	07/25/36	594,010	427,687
Residential Asset Securitization Trust, Series 2005-A15, Class 2A10(b)	1M CME TERM SOFR + 0.56%	02/25/36	1,380,749	459,375
Residential Mortgage Securities 32 PLC, Series 2020-32X, Class F1(b)(c)	3M SONIA IR + 6.50%	06/20/70	£500,000	627,710
SMI Equity Release 2018-1 DAC, Series 2023-1, Class BRR(b)	3M EUR L + 5.00%	12/20/67	€500,000	489,365
Soundview Home Loan Trust, Series 2005-OPT4, Class M2(b)(c)	1M US L + 0.83%	12/25/35	$1,772,483	1,462,299
Soundview Home Loan Trust, Series 2006-OPT2, Class M1(b)	1M CME TERM SOFR + 0.56%	05/25/36	629,086	468,354
Stratton Mortgage Funding 2024-1 PLC, Series 2024-1A, Class F(b)(f)	3M SONIA IR + 4.00%	06/20/60	£465,000	576,565
Stratton Mortgage Funding 2024-2 PLC, Series 2024-2X, Class E(b)		06/28/50	400,000	495,071
Structured Asset Investment Loan Trust, Series 2005-8, Class M2(b)	1M CME TERM SOFR + 0.86%	10/25/35	$1,007,186	760,728
Structured Asset Investment Loan Trust, Series 2005-9, Class M2(b)(c)	1M US L + 0.68%	11/25/35	1,316,164	1,064,119
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A4(b)(c)	1M CME TERM SOFR + 0.42%	09/25/36	1,907,568	1,040,578
Structured Asset Securities Corp. Mortgage Loan Trust 2006-W1, Series 2006-W1A, Class M1(b)(f)	1M CME TERM SOFR + 0.41%	08/25/46	2,107,204	1,923,456
SYON, Series 2020-2, Class E	6.27%	12/17/27	£905,474	1,167,638
Towd Point Mortgage Funding 2024 - Granite 6 PLC, Series 2024-GR6X, Class E(b)	SONIA IR + 3.50%	07/20/53	833,000	1,045,973

See Notes to Consolidated Financial Statements.

10	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Funding 2024 - Granite 6 PLC, Series 2024-GR6X, Class F(b)	SONIA IR + 4.50%	07/20/53	£556,000	$698,083
Triangle Re, Ltd., Series 2021-2, Class B1(b)(f)	1M CME TERM SOFR + 7.61%	10/25/33	$469,000	517,494
Triangle Re, Ltd., Series 2021-3, Class B1(b)(f)	30D US SOFR + 4.95%	02/25/34	591,600	619,287
Triangle Re, Ltd., Series 2023-1, Class M1B(b)(c)(f)	30D US SOFR + 5.25%	11/25/33	1,015,000	1,078,133
Twin Bridges PLC, Series 2021-2, Class X2(b)	SONIA IR + 4.40%	09/12/55	£142,465	178,212
Twin Bridges PLC, Series 2022-1, Class X2(b)	3M SONIA IR + 5.00%	12/01/55	377,000	467,169
Twin Bridges PLC, Series 2022-2, Class E(b)	SONIA IR + 5.50%	06/12/55	241,000	303,641
Uropa Securities PLC, Series 2007-1, Class B1A(b)(c)	SONIA IR + 1.47%	10/10/40	531,032	589,365
Uropa Securities PLC, Series 2007-1, Class B1B(b)	3M EUR L + 1.35%	10/10/40	€514,921	479,350
Uropa Securities PLC, Series 2007-1, Class B2A(b)	SONIA IR + 4.12%	10/10/40	£433,748	493,860
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1C(b)	12M US FED + 1.00%	02/25/46	$303,028	348,543
Total Residential Mortgage Backed Securities				$79,715,967

Commercial (18.48%)
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class B(b)(f)	1M CME TERM SOFR + 1.73%	06/15/35	$3,500,000	$3,453,800
Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class E(b)(c)(f)	1M CME TERM SOFR + 3.70%	06/15/35	315,100	309,239
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class B(b)(f)	1M CME TERM SOFR + 1.56%	09/15/38	1,000,000	900,400
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class C(b)(f)	1M CME TERM SOFR + 2.11%	09/15/38	587,000	509,810
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class D(b)(f)	1M CME TERM SOFR + 2.86%	09/15/38	515,000	420,240
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class F(b)(f)	1M CME TERM SOFR + 5.11%	09/15/38	2,500,000	1,887,750
BBCMS Mortgage Trust, Series 2020-BID, Class D(b)(f)	1M CME TERM SOFR + 4.74%	10/15/37	2,000,000	1,940,600
BBCMS Mortgage Trust, Series 2021-AGW, Class A(b)(f)	1M CME TERM SOFR + 1.36%	06/15/36	560,000	530,656
BBCMS Mortgage Trust, Series 2021-AGW, Class E(b)(f)	1M CME TERM SOFR + 3.26%	06/15/36	588,000	490,745
BBCMS Mortgage Trust, Series 2021-AGW, Class F(b)(c)(f)	1M CME TERM SOFR + 4.11%	06/15/36	1,361,000	1,111,528
BFLD, Series 2019-DPLO, Class E(b)(f)	1M US SOFR + 2.35%	10/15/34	2,000,000	2,016,600
BFLD Mortgage Trust, Series 2021-FPM, Class D(b)(c)(f)	1M CME TERM SOFR + 4.76%	06/15/38	500,000	499,150
BFLD Mortgage Trust, Series 2021-FPM, Class E(b)(c)(f)	1M CME TERM SOFR + 5.76%	06/15/38	533,000	531,934
BHMS, Series 2018-ATLS, Class D(b)(f)	1M CME TERM SOFR + 2.55%	07/15/35	2,168,000	2,107,296
BPR Trust, Series 2021-WILL, Class C(b)(c)(f)	1M CME TERM SOFR + 4.11%	06/15/38	500,000	497,700
BPR Trust, Series 2021-WILL, Class E(b)(f)	1M CME TERM SOFR + 6.86%	06/15/38	500,000	497,850
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class D(b)(c)(f)	5.23%	11/10/46	938,206	855,737
Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class E(f)	3.30%	10/10/47	564,000	234,737

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2024	11

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class E(b)(f)	5.10%	05/10/49	$1,364,000	$1,133,757
COMM 2014-CCRE18 Mortgage Trust, Series 2014-CR18, Class E(f)	3.60%	07/15/47	1,000,000	856,300
COMM Mortgage Trust, Series 2019-521F, Class A(b)(f)	1M CME TERM SOFR + 1.05%	06/15/34	2,150,000	2,044,435
COMM Mortgage Trust, Series 2021-2400, Class B(b)(f)	1M CME TERM SOFR + 1.86%	12/15/38	5,000,000	4,733,000
CSMC, Series 2020-FACT, Class D(b)(c)(f)	1M CME TERM SOFR + 3.82%	10/15/37	500,000	475,750
CSMC, Series 2020-FACT, Class E(b)(f)	1M CME TERM SOFR + 4.98%	10/15/37	534,000	502,975
DBWF Mortgage Trust, Series 2024-LCRS, Class E(b)(f)	1M CME TERM SOFR + 4.19%	04/15/34	1,000,000	1,000,800
GS Mortgage Securities Corp. Trust, Series 2020-DUNE, Class G(b)(f)	1M CME TERM SOFR + 4.11%	12/15/36	839,000	761,728
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class A(b)(f)	1M CME TERM SOFR + 1.26%	05/15/26	538,000	500,824
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class C(b)(c)(f)	1M CME TERM SOFR + 2.11%	05/15/26	567,000	414,364
GS Mortgage Securities Corp. Trust, Series 2021-ROSS, Class D(b)(f)	1M CME TERM SOFR + 2.61%	05/15/26	1,043,000	580,534
GS Mortgage Securities Trust, Series 2013-GC10, Class D(b)(f)	4.54%	02/10/46	585,000	542,763
HPLY Trust, Series 2019-HIT, Class F(b)(f)	1M CME TERM SOFR + 3.26%	11/15/26	862,500	857,411
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2017-FL11, Class E(b)(f)	PRIME + 0.96%	10/15/32	128,168	127,386
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A(b)(f)	1M CME TERM SOFR + 1.61%	09/15/29	962,704	920,634
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class D(b)(f)	1M CME TERM SOFR + 2.46%	09/15/29	1,000,000	742,900
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class E(f)	3.50%	11/15/45	1,000,000	785,300
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class F(f)	3.59%	11/15/45	1,098,000	712,931
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class E(b)(c)(f)	5.05%	02/15/47	118,928	117,298
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class F(f)	3.71%	02/15/47	500,000	456,050
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class E(b)(f)	4.52%	10/15/48	660,000	491,634
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class G(b)(c)(f)	4.52%	10/15/48	1,449,060	680,044
Morgan Stanley Capital I Trust, Series 2017-ASHF, Class E(b)(f)	1M CME TERM SOFR + 3.32%	11/15/34	580,000	564,050
Morgan Stanley Capital I Trust, Series 2018-H3, Class D(f)	3.00%	07/15/51	1,000,000	771,000
Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class C(b)(c)(f)	4.25%	08/15/36	895,000	680,111
Natixis Commercial Mortgage Securities Trust, Series 2019-FAME, Class D(b)(f)	4.40%	08/15/36	378,000	240,597

See Notes to Consolidated Financial Statements.

12	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
MORTGAGE-BACKED SECURITIES (continued)
SCG Mortgage Trust, Series 2024-MSP, Class D(b)(f)	1M CME TERM SOFR + 3.94%	04/15/41	$2,000,000	$1,999,000
SMR Mortgage Trust, Series 2022-IND, Class E(b)(f)	1M CME TERM SOFR + 5.00%	02/15/39	927,725	875,123
SPGN Mortgage Trust, Series 2022-TFLM, Class D(b)(f)	1M CME TERM SOFR + 3.50%	02/15/39	1,500,000	1,457,700
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class C(b)(f)	1M CME TERM SOFR + 3.78%	05/15/37	500,000	500,950
VCP Tyler Pref, LLC(h)	13.50%	12/29/25	2,117,874	2,117,874
Velocity Commercial Capital Loan Trust, Series 2024-2, Class M4(b)(f)	10.73%	04/25/54	495,754	495,704
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class E(f)	3.15%	09/15/57	1,311,000	1,121,954
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class F(f)	3.15%	09/15/57	489,500	369,376
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class G(f)	3.15%	09/15/57	814,500	525,027
Wells Fargo Commercial Mortgage Trust, Series 2022-ONL, Class E(b)(f)	4.93%	12/15/39	1,036,000	825,899
Wells Fargo Commercial Mortgage Trust, Series 2022-ONL, Class F(b)(f)	4.93%	12/15/39	559,000	416,455
Wilmot Plaza Mezz Loan, Class F(h)	11.15%	10/01/31	2,000,000	2,000,000
Total Commercial Mortgage Backed Securities				$53,195,410

TOTAL MORTGAGE-BACKED SECURITIES (Cost $133,407,519)				$132,911,377

ASSET-BACKED SECURITIES (35.10%)
ACC Trust, Series 2022-1, Class C(f)	3.24%	10/20/25	$1,100,000	$601,590
ACHV ABS TRUST, Series 2023-4CP, Class E(f)	10.50%	11/25/30	1,000,000	993,100
ACM Auto Trust 2023-1, Series 2023-1A, Class D(c)(f)	12.58%	01/22/30	2,791,000	2,832,307
ACM Auto Trust 2023-2, Series 2023-2A, Class B(c)(f)	9.85%	06/20/30	1,835,000	1,853,166
ACM Auto Trust 2024-1, Series 2024-1A, Class B(c)(f)	11.40%	01/21/31	751,000	775,182
Ares Lusitani-STC SA / Pelican Finance 2, Series 2021-2, Class E(b)	6.40%	01/25/35	€170,128	168,271
Arivo Acceptance Auto Loan Receivables Trust 2024-1, Series 2024-1A, Class D(f)	12.55%	08/15/30	$1,250,000	1,237,000
Aurorus 2023 BV, Series 2023-1, Class F(b)	11.19%	08/13/49	€500,000	545,127
Aurorus 2023 BV, Series 2023-1, Class G(b)	12.94%	08/13/49	515,000	551,862
Auto ABS Spanish Loans Fondo Titulizacion, Series 2022-1, Class D(b)	1M EUR L + 4.25%	02/28/32	577,195	620,111
Autonoria Spain 2021 FT, Series 2021-SP, Class G(b)	5.25%	01/31/39	329,779	312,981
Autonoria Spain 2022 FT, Series 2022-SP, Class E(b)	1M EUR L + 7.00%	01/29/40	361,052	396,644
Autonoria Spain 2023 FT, Series 2023-SP, Class F(b)	1M EUR L + 6.90%	09/30/41	490,130	532,326
Avant Loans Funding Trust, Series 2022-REV1, Class C(f)	8.57%	09/15/31	$503,000	503,805
Brignole Co. 2021 SRL, Series 2021-2021, Class F(b)	1M EUR L + 5.90%	07/24/36	€424,000	452,177
Business Mortgage Finance 7 PLC, Series 2007-7X, Class M1(b)	SONIA IR + 2.37%	02/15/41	£466,992	494,132
CarNow Auto Receivables Trust 2023-1, Series 2023-1A, Class E(f)	12.04%	04/16/29	$423,000	434,125
Carvana Auto Receivables Trust, Series 2023-N1, Class E(f)	10.46%	04/10/30	1,500,000	1,600,650
Carvana Auto Receivables Trust, Series 2023-N4, Class E(f)	9.56%	10/10/30	1,000,000	1,034,600
CFG Investments, Ltd., Series 2023-1, Class A(c)(f)	8.56%	07/25/34	1,555,000	1,565,729
Compartment BL Consumer Credit 2024, Series 2024-1, Class F(b)	1M EUR L + 5.80%	09/25/41	€462,000	494,280
Compartment BL Consumer Credit 2024, Series 2024-1, Class X1(b)	1M EUR L + 6.80%	09/25/41	562,000	604,265
Conn's Receivables Funding LLC, Series 2022-A, Class C(f)	N/A(e)	12/15/26	$665,000	614,793
Conn's Receivables Funding LLC, Series 2023-A, Class B(f)	10.00%	01/17/28	371,000	374,524
Conn's Receivables Funding LLC, Series 2024-A, Class B(f)	9.80%	01/16/29	1,168,000	1,186,454
Conn's Receivables Funding LLC, Series 2024-A, Class C(f)	10.34%	01/16/29	1,080,000	967,248

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2024	13

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust, Series 2022-C, Class E(f)	9.08%	04/15/30	$700,000	$725,200
CPS Auto Receivables Trust, Series 2022-D, Class E(c)(f)	12.12%	06/17/30	1,431,000	1,563,367
CPS Auto Receivables Trust, Series 2023-A, Class E(f)	10.59%	08/15/30	1,400,000	1,489,320
CPS Auto Receivables Trust, Series 2023-C, Class E(f)	9.66%	02/18/31	700,000	724,010
CPS Auto Receivables Trust, Series 2024-A, Class E(f)	8.42%	08/15/31	700,000	701,540
Credito Real USA Auto Receivables Trust 2021-1, Series 2021-1A,Class C(f)	4.37%	01/18/28	1,108,000	1,080,189
Dowson PLC, Series 2021-2, Class F(b)	SONIA IR + 5.30%	10/20/28	£661,000	808,110
Dowson PLC, Series 2022-1, Class E(b)	SONIA IR + 4.80%	01/20/29	490,000	611,850
Dowson PLC, Series 2022-2, Class E(b)	SONIA IR + 8.00%	08/20/29	651,000	828,585
Exeter Automobile Receivables Trust 2022-3, Series 2022-3A, Class E(f)	9.09%	01/15/30	$1,396,000	1,414,008
Exeter Automobile Receivables Trust 2022-4, Series 2022-4A, Class E(c)(f)	8.23%	03/15/30	2,853,000	2,855,282
Exeter Automobile Receivables Trust 2022-5, Series 2022-5A, Class E(f)	10.45%	04/15/30	1,989,000	2,093,224
Exeter Automobile Receivables Trust 2022-6, Series 2022-6A, Class E(c)(f)	11.61%	06/17/30	1,887,000	2,083,248
Exeter Automobile Receivables Trust 2023-1, Series 2023-1A, Class E(c)(f)	12.07%	09/16/30	892,000	995,383
Exeter Automobile Receivables Trust 2024-2, Series 2024-2A, Class E(f)	7.98%	10/15/31	1,154,000	1,137,267
FCT Autonoria DE 2023, Series 2023-DE, Class F(b)	1M EUR L + 7.50%	01/26/43	€389,591	429,077
FCT Autonoria DE 2023, Series 2023-DE, Class G(b)	1M EUR L + 10.50%	01/26/43	388,358	424,611
FCT Noria 2021, Series 2021-1, Class F(b)	1M EUR L + 3.70%	10/25/49	350,065	364,250
FCT Noria 2021, Series 2021-1, Class G	5.95%	10/25/49	612,613	603,375
FCT Pixel 2021, Series 2021-1, Class G	5.50%	02/25/38	188,103	190,325
Flagship Credit Auto Trust, Series 2021-1, Class R(f)(h)	N/A(e)	04/17/28	$2,740	229,350
Flagship Credit Auto Trust, Series 2022-2, Class E(f)	8.20%	06/15/29	926,000	711,261
Flagship Credit Auto Trust, Series 2022-4, Class E(c)(f)	12.66%	01/15/30	1,879,000	1,966,561
Flagship Credit Auto Trust, Series 2023-3, Class E(f)	9.74%	06/17/30	1,000,000	1,031,800
FTA Santander Consumer Spain Auto, Series 2022-1, Class E(b)	3M EUR L + 12.00%	09/20/38	€454,584	495,175
FTA Santander Consumer Spain Auto, Series 2023-1, Class E(b)	3M EUR L + 7.25%	09/22/39	600,000	676,819
FTA Santander Consumer Spain Auto, Series 2023-1, Class F(b)	3M EUR L + 10.00%	09/22/39	248,401	266,950
FTA Santander Consumo 4, Series 2021-4, Class E	4.90%	09/18/32	452,615	474,530
GAMMA Sociedade de Titularizacao de Creditos SA Consumer Totta 1, Series 2022-1, Class D(b)	3M EUR L + 8.00%	06/25/33	394,735	442,705
GLS Auto Receivables Issuer Trust 2019-3, Series 2019-3A, Class R(f)(h)	N/A(e)	05/15/26	$882	90,710
GLS Auto Receivables Issuer Trust 2019-4, Series 2019-4A, Class R(f)(h)	N/A(e)	08/17/26	941	84,665
Golden Bar Securitisation Srl, Series 2019-1, Class C	8.25%	07/20/39	€469,359	489,981
Golden Bar Securitisation Srl, Series 2021-1, Class E(c)	2.75%	09/22/41	311,532	313,383
Golden Bar Securitisation Srl, Series 2023-2, Class E(b)	3M EUR L + 8.50%	09/22/43	470,000	528,771
Golden Bar Securitisation Srl, Series 2023-2, Class F(b)	3M EUR L + 10.90%	09/22/43	245,036	262,732
Lendingpoint Asset Securitization Trust, Series 2022-B, Class C(f)	8.45%	10/15/29	$517,000	253,072
Lobel Automobile Receivables Trust, Series 2023-1, Class D(f)	8.00%	03/15/30	500,000	477,750
Marlette Funding Trust 2021-2, Series 2021-2A, Class R(f)(h)	N/A(e)	09/15/31	1,686	42,204
Mercury Financial Credit Card Master Trust, Series 2023-1A, Class B(f)	9.59%	09/20/27	500,000	501,800
National Collegiate Student Loan Trust, Series 2005-3, Class B(b)	1M CME TERM SOFR + 0.61%	07/27/37	2,547,000	1,926,806
Navient Private Education Refi Loan Trust 2021-B, Series 2021-BA, Class R(f)(h)	N/A(e)	07/15/69	3,695	1,530,518
NewDay Funding, Series 2024-1X, Class E(b)	SONIA IR + 3.55%	03/15/32	£393,000	492,889

See Notes to Consolidated Financial Statements.

14	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
Newday Funding Master Issuer PLC - Series 2021-2, Series 2021-2X, Class E(b)	SONIA IR + 3.55%	07/15/29		£419,000	$524,974
Newday Funding Master Issuer PLC - Series 2023-1, Series 2023-1X, Class E(b)	SONIA IR + 6.90%	11/15/31		1,305,000	1,725,074
NOW Trust, Series 2021-1, Class F(b)	1M BBSW + 6.40%	06/14/29	A$	203,099	131,949
Octane Receivables Trust 2023-2, Series 2023-2A, Class E(f)	10.50%	06/20/31		$904,000	928,679
Octane Receivables Trust 2024-1, Series 2024-1A, Class E(f)	7.82%	08/20/31		536,000	514,882
Pagaya AI Debt Selection Trust, Series 2020-3, Class CERT(b)(d)(f)(h)	N/A(e)	05/17/27		510,470	36,157
Pagaya AI Debt Selection Trust, Series 2021-1, Class C(f)	4.09%	11/15/27		530,584	486,439
Pagaya AI Debt Trust, Series 2023-1, Class B(c)(f)	9.44%	07/15/30		677,906	693,701
Pagaya AI Debt Trust, Series 2023-5, Class C(c)(f)	9.10%	04/15/31		264,998	273,027
Pagaya AI Debt Trust, Series 2023-5, Class D(f)	9.00%	04/15/31		3,499,970	3,355,422
Pagaya AI Debt Trust, Series 2023-6, Class D(f)	9.00%	06/16/31		2,749,295	2,639,323
Pagaya AI Debt Trust, Series 2024-1, Class C(f)	8.34%	07/15/31		499,875	506,373
Pagaya AI Debt Trust, Series 2024-2, Class D(f)	9.00%	08/15/31		1,250,000	1,205,625
Pagaya AI Debt Trust, Series 2024-3, Class D(f)	9.00%	10/15/31		1,450,000	1,395,335
PBD Germany Auto Lease Master SA - Compartment 2021-1, Series 2021-GE2, Class E(b)(c)	1M EUR L + 3.50%	11/26/30		€267,366	283,907
PBD Germany Auto Lease Master SA - Compartment 2021-1, Series 2021-GE2, Class F(b)	1M EUR L + 4.50%	11/26/30		133,683	141,268
Plenti PL-Green ABS Trust, Series 2024-1, Class E(b)	1M BBSW + 5.80%	06/11/35	A$	1,000,000	652,657
Plenti PL-Green ABS Trust, Series 2024-1, Class F(b)	1M BBSW + 7.80%	06/11/35		760,000	496,364
Prestige Auto Receivables Trust 2023-1, Series 2023-1A, Class E(f)	9.88%	05/15/30		$1,086,000	1,133,784
Prosper Marketplace Issuance Trust Series 2023-1, Series 2023-1A, Class D(f)	11.24%	07/16/29		500,000	503,700
Prosper Marketplace Issuance Trust Series 2023-1, Series 2023-1A, Class E(f)	15.49%	07/16/29		1,000,000	1,010,300
Purchasing Power Funding LLC, Series 2024-A, Class E(f)	10.18%	08/15/28		500,000	504,500
Reach ABS Trust 2023-1, Series 2023-1A, Class D(f)	12.27%	02/18/31		2,000,000	2,055,200
Reach ABS Trust 2024-1, Series 2024-1A, Class D(f)	10.64%	02/18/31		200,000	209,420
Red & Black Auto Germany 9 UG, Series 2022-9, Class D(b)	1M EUR L + 5.60%	09/15/31		€400,000	442,675
Red & Black Auto Italy Srl, Series 2023-2, Class E(b)	1M EUR L + 7.00%	07/28/34		469,000	521,990
Research-Driven Pagaya Motor Asset Trust 2023-3, Series 2023-3A, Class C(f)	9.00%	01/26/32		$549,803	521,873
Research-Driven Pagaya Motor Asset Trust VII, Series 2022-3A, Class C(f)	10.04%	11/25/30		999,675	1,000,175
SAFCO Auto Receivables Trust 2024-1, Series 2024-1A, Class E(f)	10.85%	01/31/30		500,000	505,950
Santander Consumer Finance SA/NOMA, Series 2023-1, Class B(b)	12.37%	10/31/33		12,101,409	1,744,678
Satus PLC, Series 2021-1, Class F(b)	1M SONIA IR + 5.40%	08/17/28		£600,000	753,177
Satus PLC, Series 2024-1, Class D(b)	SONIA IR + 3.30%	01/17/31		500,000	626,336
Satus PLC, Series 2024-1, Class E(b)	SONIA IR + 5.30%	01/17/31		500,000	626,335
SC Germany SA Compartment Leasing, Series 2023-1, Class F(b)	1M EUR L + 6.91%	12/14/32		€373,878	403,193
SCF Rahoituspalvelut X DAC, Series 2021-10, Class D	5.35%	10/25/31		259,904	257,927
SoFi Professional Loan Program, Series 2020-A, Class R1(f)(h)	N/A(e)	05/15/46		$14,661	273,819
SoFi Professional Loan Program , Series 2018-D, Class R1(f)(h)	N/A(e)	02/25/48		27,236	131,005
SoFi Professional Loan Program , Series 2020-B, Class R1(f)(h)	N/A(e)	05/15/46		15,664	467,253
SoFi Professional Loan Program , Series 2021-A, Class R1(f)(h)	N/A(e)	08/17/43		35,142	420,234
SoFi Professional Loan Program , Series 2021-B, Class R1(f)(h)	N/A(e)	02/15/47		14,625	487,798
SoFi Professional Loan Program LLC, Series 2017-D, Class R1(f)(h)	N/A(e)	09/25/40		16,181	150,489

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2024	15

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount		Fair Value
ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program LLC, Series 2019-A, Class R1(f)(h)	N/A(e)	06/15/48		$32,016	$198,715
SoFi Professional Loan ProgramTrust, Series 2020-A, Class R1(f)(h)	N/A(e)	05/15/46		10,720	200,214
TAGUS - Sociedade de Titularizacao de Creditos SA/Silk Finance No 5, Series 2020-5, Class D	7.25%	02/25/35		€262,150	264,072
TAGUS - Sociedade de Titularizacao de Creditos SA/Ulisses Finance No. 2, Series 2021-2, Class F(b)	1M EUR L + 5.49%	09/20/38		247,535	252,098
Tricolor Auto Securitization Trust 2024-1, Series 2024-1A, Class E(f)	11.91%	09/17/29		$386,000	388,200
Trustee for Metro Finance , Series 2023-1, Class E(b)	1M BBSW + 7.00%	02/18/29	A$	740,000	484,692
Trustee for Metro Finance , Series 2023-1, Class F(b)	1M BBSW + 8.75%	02/18/29		480,000	315,016
United Auto Credit Securitization Trust, Series 2022-1, Class E(c)(f)	5.00%	11/10/28		$2,273,000	2,011,378
United Auto Credit Securitization Trust, Series 2022-2, Class E(f)	10.00%	04/10/29		475,000	387,125
United Auto Credit Securitization Trust, Series 2023-1, Class E(f)	10.98%	09/10/29		529,000	527,677
Upstart Pass-Through Trust, Series 2020-ST2, Class CERT(f)(h)	N/A(e)	03/20/28		5,000,000	435,991
Upstart Pass-Through Trust, Series 2020-ST4, Class CERT(f)(h)	N/A(e)	11/20/26		1,150,718	83,714
Upstart Pass-Through Trust, Series 2021-ST10, Class CERT(f)(h)	N/A(e)	01/20/30		300,000	95,066
Upstart Pass-Through Trust, Series 2021-ST9, Class CERT(f)(h)	N/A(e)	11/20/29		1,000,000	303,413
Upstart Pass-Through Trust, Series 2022-ST1, Class CERT(f)(h)	N/A(e)	03/20/30		557,333	154,816
Upstart Pass-Through Trust Series, Series 2022-ST2, Class CERT(f)(h)	N/A	04/20/30		1,500,000	195,179
Upstart Pass-Through Trust Series, Series 2022-ST2, Class CERT(f)(h)	N/A(e)	04/20/30		500,000	65,059
Upstart Securitization Trust, Series 2021-4, Class CERT(f)(h)	N/A(e)	09/20/31		6,175	371,725
Upstart Securitization Trust, Series 2022-1, Class B(c)(f)	4.48%	03/20/32		533,000	512,479
Upstart Securitization Trust, Series 2022-1, Class C(f)	5.71%	03/20/32		500,000	241,650
Upstart Securitization Trust, Series 2023-1, Class C(f)	11.10%	02/20/33		1,251,000	1,256,629
Upstart Securitization Trust, Series 2023-2, Class C(f)	11.87%	06/20/33		1,119,000	1,140,709
Upstart Structured Pass-Through Trust, Series 2022-1A, Class CERT(f)(h)	N/A(e)	04/15/30		608	333,023
Upstart Structured Pass-Through Trust, Series 2022-4A, Class B(c)(f)	8.54%	11/15/30		502,000	507,271
USASF Receivables LLC, Series 2021-1A, Class D(f)	4.36%	03/15/27		1,125,000	402,413
Vasco Finance, Series 2023-1, Class E(b)	1M EUR L + 8.50%	10/27/40		€200,000	221,615
Vasco Finance, Series 2023-1, Class F	15.00%	10/27/40		200,000	218,350
Veros Auto Receivables Trust, Series 2023-1, Class D(f)	11.46%	08/15/30		$1,000,000	1,041,600
Zip Master Trust, Series 2023-2, Class E(b)	1M BBSW + 12.00%	10/10/26	A$	780,000	540,147
Zip Master Trust, Series 2024-1, Class E(b)	1M BBSW + 7.00%	09/10/26		760,000	493,558
Zip Master Trust, Series 2024-1, Class F(b)	1M BBSW + 8.00%	09/10/26		760,000	493,558

TOTAL ASSET-BACKED SECURITIES (Cost $106,806,641)					$101,039,221

COLLATERALIZED LOAN OBLIGATIONS (5.88%)(b)

AMMC CLO 23, Ltd., Series 2024-23A, Class ER2(f)	3M CME TERM SOFR + 6.55%	04/17/35		$2,020,000	$1,999,800
Barings CLO, Ltd. 2018-III, Series 2018-3X, Class F	3M CME TERM SOFR + 7.62%	07/20/29		611,000	528,332
Bryant Park Funding 2024-23, Ltd., Series 2024-23A, Class D1(f)	3M CME TERM SOFR + 3.65%	05/15/37		500,000	500,000
Bryant Park Funding 2024-23, Ltd., Series 2024-23A, Class D2(f)	3M CME TERM SOFR + 5.05%	05/15/37		572,000	572,000
Dryden 78 CLO, Ltd., Series 2024-78A, Class D2R(f)	3M CME TERM SOFR + 5.75%	04/17/37		1,029,000	1,028,897
Eaton Vance CLO 2019-1, Ltd., Series 2019-1A, Class F(f)	3M CME TERM SOFR + 8.51%	04/15/31		600,000	578,220

See Notes to Consolidated Financial Statements.

16	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
COLLATERALIZED LOAN OBLIGATIONS (continued)
Elmwood CLO VIII, Ltd., Series 2024-1A, Class FR(f)	3M CME TERM SOFR + 8.00%	04/20/37	$1,000,000	$977,500
Galaxy XIX CLO, Ltd., Series 2017-19A, Class D2R(f)	3M CME TERM SOFR + 7.26%	07/24/30	515,000	510,674
Galaxy XIX CLO, Ltd., Series 2017-19X, Class D1R	3M CME TERM SOFR + 6.79%	07/24/30	500,000	491,900
Generate CLO 5, Ltd., Series 2018-5A, Class F(f)	3M CME TERM SOFR + 8.04%	10/22/31	521,000	516,051
HPS Loan Management 10-2016, Ltd., Series 2021-16, Class E(f)	3M CME TERM SOFR + 9.28%	04/20/34	1,445,000	1,354,976
KKR 2013-1A DR2, Series 2024-1A, Class DR2(b)(f)		04/15/29	1,694,000	1,694,000
Magnetite XXVI, Ltd., Series 2021-26A, Class ER(f)	3M CME TERM SOFR + 6.21%	07/25/34	250,000	250,600
Marathon CLO 14, Ltd., Series 2019-2A, Class D(f)	3M CME TERM SOFR + 8.30%	01/20/33	500,000	483,100
MCMML 2017-1A E(b)(f)	3M CME TERM SOFR + 7.61%	04/22/29	511,000	500,524
Monroe Capital MML CLO VI, Ltd., Series 2018-1A, Class E(f)	3M CME TERM SOFR + 7.16%	04/15/30	522,000	500,076
Mountain View CLO IX, Ltd., Series 2018-9A, Class CR(f)	3M CME TERM SOFR + 3.38%	07/15/31	1,025,000	988,100
Northwoods Capital 22, Ltd., Series 2024-22A, Class ERR(f)	3M CME TERM SOFR + 7.70%	03/16/37	809,000	809,162
OZLM XI, Ltd., Series 2017-11X, Class ER	3M CME TERM SOFR + 8.71%	10/30/30	622,000	502,265
OZLM XXII, Ltd., Series 2018-22A, Class E(f)	3M CME TERM SOFR + 7.65%	01/17/31	393,000	300,134
PPM CLO 2, Ltd., Series 2024-2A, Class DR2B(f)	3M CME TERM SOFR + 5.57%	04/16/37	253,000	253,860
PPM CLO 2, Ltd., Series 2024-2A, Class ER(f)	3M CME TERM SOFR + 8.01%	04/16/37	510,000	500,157
Romark CLO V, Ltd., Series 2021-5A, Class D(f)	3M CME TERM SOFR + 3.89%	01/15/35	515,000	499,499
Sound Point CLO XXIX, Ltd., Series 2021-1A, Class D(f)	3M CME TERM SOFR + 3.76%	04/25/34	500,000	482,800
Taberna Preferred Funding II, Ltd., Series 2005-2A, Class B(f)	3M CME TERM SOFR + 1.16%	11/05/35	529,000	100,510

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $16,834,745)				$16,923,137

PRIVATE SECURED DEBT (3.25%)
Cherry Mezz Facility 2023(h)	1M Term SOFR + 10.50%	04/27/26	$689,000	$689,000
Matthew R. Stubbs, LLC(h)	12.00%	03/23/26	5,000,000	5,000,000
Reach Financial LLC(h)(i)	9.00%	12/31/49	1,072,428	1,072,428
Sandpiper Funding 2023, LLC(h)	12.00%	11/30/26	2,240,000	2,240,000

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2024	17

1WS Credit Income Fund	Consolidated Schedule of Investments

        April 30, 2024 (Unaudited)

Description	Rate	Maturity Date(a)	Principal Amount	Fair Value
PRIVATE SECURED DEBT (continued)
Southern Auto Finance Company LLC, Mezz WH 2021(h)(i)	9.00%	06/30/25	$363,312	$363,311

TOTAL PRIVATE SECURED DEBT (Cost $9,242,756)				$9,364,739

	Shares	Fair Value
PREFERRED STOCKS (0.21%)(b)(j)
New York Mortgage Trust, Inc., Series D	8,071	$172,558
New York Mortgage Trust, Inc., Series E	17,808	417,776

TOTAL PREFERRED STOCKS (Cost $482,862)		$590,334

Description	Rate	Maturity Date	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS (10.38%)
United States Treasury Bill	5.07%	05/28/24	$30,000,000	$29,881,479

TOTAL SHORT-TERM INVESTMENTS (Cost $29,882,471)				$29,881,479

	7-Day Yield	Shares	Fair Value
MONEY MARKET FUNDS (8.57%)
BlackRock Liquidity Funds T-Fund	5.23%	21,895,731	$21,895,731
BlackRock Liquidity Funds Treasury Trust Fund Portfolio	5.22%	2,770,041	2,770,041

TOTAL MONEY MARKET FUNDS (Cost $24,665,772)			$24,665,772

Fair Value
TOTAL INVESTMENTS (109.56%) (Cost $321,322,766)	315,376,059

Liabilities in Excess of Other Assets (-9.56%)(k)	(27,521,546)
NET ASSETS (100.00%)	$287,854,513

Percentages above are stated as a percentage of net assets as of April 30, 2024

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

EURIBOR - Euro Interbank Offered Rate

SONIA IR - Sterling Over Night Index Average

BBSW - Bank Bill Swap Rate

SOFR - Secured Overnight Financing Rate

Reference Rates as of April 30, 2024:

1M EUR L - 1 Month EURIBOR was 3.87%

3M EUR L - 3 Month EURIBOR was 3.83%

6M EUR L - 6 Month EURIBOR was 3.80%

See Notes to Consolidated Financial Statements.

18	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

  April 30, 2024 (Unaudited)

1M US L - 1 Month USD LIBOR was 5.43%

1M SONIA IR - 1 Month SONIA was 5.20%

3M SONIA IR - 3 Month SONIA was 5.19%

1M BBSW - 1 Month BBSW was 4.31%

30D US SOFR - 30 Day US SOFR was 5.33%

12M US FED – 12 Month US FED was 5.33%

(a)	The maturity date for credit investments represents the expected maturity. Many of the instruments are callable through cash flows on the underlying securities or other call features. Expected maturity may be earlier than legal maturity.

(b)	Floating or variable rate security. The Reference Rate is described above. Interest rate shown reflects the rate in effect at April 30, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	On April 30, 2024, all or a portion of these securities were pledged as collateral for reverse repurchase agreements in the amount of $38,821,266.

(d)	Interest only security.

(e)	This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(f)	Securities not registered under the Securities Act of 1933, as amended (the "Securities Act"). These securities generally involve certain transfer restrictions and may be sold in the ordinary course of business in transactions exempt from registration. As of April 30, 2024, the aggregate market value of those securities was $160,975,086, representing 55.92% of net assets.

(g)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at April 30, 2024.

(h)	This security has been classified as level 3 in accordance with ASC 820 as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(i)	Securities have associated unfunded commitments of $1,867,278 and $575,599 to Reach Financial LLC and Southern Auto Finance Company LLC, respectively.

(j)	Perpetual maturity.

(k)	Includes cash being held as collateral for derivatives and reverse repurchase agreements.

DERIVATIVE INSTRUMENTS

CREDIT DEFAULT SWAP CONTRACTS - SELL PROTECTION (OVER THE COUNTER)(a)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at April 30, 2024(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
MARKIT CMBX NA BBB- S15 11/64	Morgan Stanley	5.00%	USD	11/18/64	3.61%	5,000,000	$(837,500)	$959,375	$121,875
MARKIT CMBX BB Series 14 Index	Morgan Stanley	5.00%	USD	12/16/72	17.30%	2,000,000	(664,375)	808,750	144,375
MARKIT CMBX BB Series 15 Index	Morgan Stanley	5.00%	USD	11/18/64	12.94%	2,000,000	(533,125)	820,000	286,875
							$(2,035,000)	$2,588,125	$553,125

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2024	19

1WS Credit Income Fund	Consolidated Schedule of Investments

  April 30, 2024 (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - SELL PROTECTION (CENTRALLY CLEARED)

Reference Obligations	Counterparty	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at April 30, 2024(b)	Notional Amount(c)	Value	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)
MARKIT CDX NA HY Series 41 Index	ICE	5.00%	USD	12/20/28	3.61%	7,666,560	$470,493	$(43,787)	$426,706
							$470,493	$(43,787)	$426,706

Credit default swaps pay quarterly.

(a)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAP CONTRACTS (CENTRALLY CLEARED)

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Currency	Fixed Rate	Fair Value and Unrealized Appreciation/ (Depreciation)
Receive	LCH Ltd.	6M EUR L	02/27/2025	3,500,000	EUR	3.54%	$7,749
Receive	LCH Ltd.	SOFR	06/20/2030	2,390,000	USD	3.97%	52,065
Receive	LCH Ltd.	SOFR	06/20/2028	34,306,000	USD	4.08%	559,075
Receive	LCH Ltd.	SOFR	04/04/2029	29,896,000	USD	4.11%	501,346
Receive	LCH Ltd.	SOFR	06/20/2027	300,000	USD	4.21%	3,861
							$1,124,096

Receive	Wells Fargo	SOFR	06/20/2029	21,700,000	USD	4.01%	$(416,033)
Receive	Wells Fargo	SOFR	04/04/2030	48,000	USD	4.06%	(813)
Receive	Wells Fargo	SOFR	04/04/2028	415,000	USD	4.11%	(5,866)
Receive	Wells Fargo	SOFR	04/05/2027	21,000	USD	4.35%	(232)
							$(422,944)

See Notes to Consolidated Financial Statements.

20	www.1wscapital.com

1WS Credit Income Fund	Consolidated Schedule of Investments

  April 30, 2024 (Unaudited)

FUTURES CONTRACTS - SHORT (CENTRALLY CLEARED)

Description	Counterparty	Position	Contracts	Expiration Date	Notional Amount	Fair Value and Unrealized Appreciation/ (Depreciation)
2-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Short	11	June 2024	$(2,229,219)	$18,262
5-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Short	215	June 2024	(22,519,570)	384,231
10-YR U.S. TREASURY NOTE	Wells Fargo Securities, LLC	Short	10	June 2024	(1,074,375)	29,992
AUD/USD CURRENCY	Wells Fargo Securities, LLC	Short	91	June 2024	(5,907,720)	130,826
GBP/USD CURRENCY	Wells Fargo Securities, LLC	Short	125	June 2024	(23,606,962)	402,082
EURO/USD CURRENCY	Wells Fargo Securities, LLC	Short	195	June 2024	(26,077,594)	650,542
EURO-BOBL	Wells Fargo Securities, LLC	Short	3	June 2024	(372,763)	5,719
					$(81,788,203)	$1,621,654

RISK DISCLOSURES

Holdings contained herein are subject to change.

Prior to investing, Investors should carefully consider the investment objectives, risks, charges and expenses of 1WS Credit Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (833) 834-4923 or visiting www.1wscapital.com. The prospectus should be read carefully before investing. Investing in the Fund may be considered speculative and involves a high degree of risk, including the risk of possible substantial loss of your investment.

1WS Credit Income Fund is distributed by ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with 1WS Capital Advisors, LLC or One William Street Capital Management, L.P.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2024	21

1WS Credit Income Fund	Consolidated Statement of Assets and Liabilities

  April 30, 2024 (Unaudited)

ASSETS:
Investments, at fair value (Cost $321,322,766)	$315,376,059
Foreign Currency, at fair value (Cost $4,039,713)	4,018,455
Unrealized appreciation on credit default swap contracts	553,125
Variation margin receivable on centrally cleared swap contracts	137,962
Variation margin receivable for futures contracts	393,682
Interest receivable	1,397,869
Capital shares sold receivable	93,484
Deposits held with brokers for derivatives and reverse repurchase agreements	3,636,772
Prepaid expenses and other assets	73,297
Total Assets	325,680,705

LIABILITIES:
Payable for swap contracts premiums	2,544,338
Payable for investment securities purchased	5,546,019
Payable for reverse repurchase agreements, including accrued interest of $128,566	28,569,792
Payable for derivative contracts	524,458
Payable for shareholder servicing and distribution fees for Class A-2	40,630
Net payable to Adviser for investment advisory fees	307,187
Accrued fund accounting, administration and compliance fees payable	181,876
Other payables and accrued expenses	111,892
Total Liabilities	38,570,419
Net Assets Attributable to Shareholders	$287,854,513

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO SHARES:
Paid-in capital	$288,627,711
Total distributable earnings	(773,198)
Net Assets Attributable to Shareholders	$287,854,513

NET ASSET VALUE
Class I:
Net assets	$218,120,244
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	11,316,619
Net Asset Value per Share	$19.27
Class A-2:
Net assets	$69,734,268
Shares outstanding (unlimited shares authorized, par value $0.001 per share)	3,694,775
Net Asset Value per Share	$18.87

See Notes to Consolidated Financial Statements.

22	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Operations

For the Six Months Ended April 30, 2024 (Unaudited)
INVESTMENT INCOME:
Dividends on short term money market funds	$596,521
Interest	11,420,590
Total Investment Income	12,017,111

EXPENSES:
Investment advisory fee	2,116,075
Fund Accounting and Administration fees	364,973
Compliance fees	18,327
Legal fees	108,264
Audit fees	102,669
Trustees' fees and expenses	39,179
Transfer agent fees	200,033
Interest on reverse repurchase agreements	1,611,385
Distribution and shareholder servicing fees	159,840
Other expenses	139,751
Total Expenses	4,860,496
Less expenses reimbursed by Adviser (See Note 4)	(267,765)
Less advisory fees waived (See Note 4)	(352,679)
Net Expenses	4,240,052
Net Investment Income	7,777,059

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	509,849
Credit default swap contracts	241,009
Interest rate swap contracts	1,093,842
Futures contracts	(845,336)
Foreign currency transactions	679
Net realized gain	1,000,043
Change in unrealized appreciation/(depreciation) on:
Investment securities	4,814,601
Credit default swap contracts	1,048,816
Interest rate swap contracts	(731,182)
Futures contracts	919,915
Foreign currency transactions	(27,239)
Net change in unrealized appreciation/(depreciation)	6,024,911
Net Realized and Unrealized Gain on Investments	7,024,954
Net Increase in Net Assets Attributable to Shares from Operations	$14,802,013

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2024	23

1WS Credit Income Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Year Ended October 31, 2023
FROM OPERATIONS:
Net investment income	$7,777,059	$9,616,569
Net realized gain/(loss)	1,000,043	(269,106)
Net change in unrealized appreciation	6,024,911	4,566,452
Net Increase in Net Assets Attributable to Shares from Operations	14,802,013	13,913,915
DISTRIBUTIONS TO SHAREHOLDERS:
Class I
From distributable earnings	(7,919,100)	(13,128,665)
Class A-2
From distributable earnings	(2,042,000)	(609,817)
Net Decrease in Net Assets from Distributions to Shareholders	(9,961,100)	(13,738,482)

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from sale of shares	75,442,893	44,918,206
Cost of shares redeemed	(6,817,743)	(15,151,352)
Net asset value of shares issued to shareholders from reinvestment of dividends	1,700,673	3,104,092
Net Increase from Capital Share Transactions	70,325,823	32,870,946
Class A-2
Proceeds from sale of shares	49,759,204	16,697,188
Cost of shares redeemed	(649,531)	(263,548)
Net asset value of shares issued to shareholders from reinvestment of dividends	1,912,183	609,817
Net Increase from Capital Share Transactions	51,021,856	17,043,457
Net Increase in Net Assets	126,188,592	50,089,836

NET ASSETS:
Beginning of year/period	161,665,921	111,576,085
End of year/period	$287,854,513	$161,665,921

OTHER INFORMATION:
Capital Share Transactions:

Class I
Beginning shares	7,633,843	5,867,411
Shares sold	3,951,279	2,420,625
Shares redeemed	(358,064)	(824,896)
Shares issued as reinvestment of dividends	89,562	170,702
Ending Shares	11,316,620	7,633,843

Class A-2
Beginning shares	980,262	47,972
Shares sold	2,646,394	912,936
Shares redeemed	(34,513)	(14,207)
Shares issued as reinvestment of dividends	102,632	33,561
Ending Shares	3,694,775	980,262

See Notes to Consolidated Financial Statements.

24	www.1wscapital.com

1WS Credit Income Fund	Consolidated Statement of Cash Flows

  For the Six Months Ended April 30, 2024 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$14,802,013
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(230,875,335)
Proceeds from disposition of investment securities	137,043,240
Discounts (accreted)/premiums amortized	(808,115)
Net realized (gain)/loss on:
Investment securities	(509,849)
Interest Rate Swaps	(1,093,842)
Credit default swap contracts	(241,009)
Futures contracts	845,336
Foreign currency transactions	(679)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(4,814,601)
Translation of assets and liabilities in foreign currency transactions	27,239
Net sale of short-term investments	2,987,223
Net payments received from (made to) counterparties for derivative contracts	2,562,928
(Increase)/Decrease in assets:
Variation margin receivable on centrally cleared swap contracts	(67,932)
Variation margin receivable on futures contracts	(291,343)
Interest receivable	(383,747)
Unrealized appreciation on credit default swap contracts	(526,500)
Prepaid expenses and other assets	(24,439)
Increase/(Decrease) in liabilities:
Net payable to adviser	130,783
Accrued fund accounting and administration fees payable	48,579
Interest payable on reverse repurchase agreements	(100,800)
Payable for shareholder servicing and distribution fees	30,224
Payable for derivative contracts	524,458
Other payables and accrued expenses	(175,571)
Net Cash Used in Operating Activities	$(80,911,739)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments from reverse repurchase agreements	$273,854,061
Cash payments for reverse repurchase agreements	(302,188,620)
Proceeds from shares sold	126,071,412
Cost of shared redeemed	(7,467,274)
Distributions paid to shareholders	(6,348,244)
Net Cash Provided by Financing Activities	$83,921,335

Effect of exchange rates on cash	$(26,560)
Net Increase in Cash, Restricted Cash and Foreign Rates on Cash	$2,983,036
Cash and restricted cash, beginning balance	$4,672,191
Cash and restricted cash, ending balance	$7,655,227
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid on interest expense on reverse repurchase agreements	$1,712,185
Reinvestment of distributions	$3,612,856

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2024	25

1WS Credit Income Fund	Consolidated Statement of Cash Flows

  For the Six Months Ended April 30, 2024 (Unaudited)

THE FOLLOWING TABLE PROVIDES A RECONCILIATION OF RESTRICTED CASH AND UNRESTRICTED CASH AND FOREIGN CURRENCY WITHIN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

	April 30, 2024	October 31, 2023
Unrestricted cash and foreign currency	$4,018,455	$2,748,555
Restricted cash within Deposits held with brokers for derivatives and reverse repurchase agreements	$3,636,772	$1,923,636

Unrestricted Cash and Restricted Cash(a)	$7,655,227	$4,672,191

(a)	Restricted cash as of April 30, 2024 includes $1,166,029 of margin posted as collateral on futures contracts and $2,470,743 margin posted as collateral on credit default and interest rate swap contracts. Restricted cash as of October 31, 2023 includes $271,244 of margin posted as collateral on futures contracts and $1,652,392 of margin posted as collateral on credit default and interest rate swap contracts. All collateral is considered to be restricted cash, which is included in Deposits held with brokers for derivatives and reverse repurchase agreements on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

26	www.1wscapital.com

1WS Credit Income Fund	Consolidated Financial Highlights

  For a Share Outstanding Throughout the Periods Presented

Class I	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Period March 4, 2019 (Commencement of Operations) to October 31, 2019
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of year/period	$18.80		$18.86	$21.62	$19.22	$20.38	$20.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.67		1.37	1.47	1.08	0.59	0.35
Net realized and unrealized gain/(loss) on investments	0.60		0.62	(2.23)	2.52	(0.55)	0.63
Total Income/(Loss) from Investment Operations	1.27		1.99	(0.76)	3.60	0.04	0.98

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.80)		(1.20)	(1.30)	(1.20)	(0.77)	(0.60)
From net realized gains	–		(0.85)	(0.70)	–	–	–
From tax return of capital	–		–	–	–	(0.43)	–
Total Distributions to Shareholders	(0.80)		(2.05)	(2.00)	(1.20)	(1.20)	(0.60)

Net asset value per share - end of year/period	$19.27		$18.80	$18.86	$21.62	$19.22	$20.38

Total Investment Return - Net Asset Value(b)	6.87%		11.32%	(3.78%)	19.10%	0.53%	4.92%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of year/period (000s)	$218,120		$143,547	$110,680	$110,570	$86,791	$73,602
Ratio of actual expenses to average net assets including fee waivers and reimbursements	3.66	%(c)	4.83%	3.48%	2.84%	2.55%	1.52	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	4.21	%(c)	5.73%	4.54%	3.73%	4.02%	4.11	%(c)(d)
Ratio of net investment income to average net assets	6.99	%(c)	7.37%	7.30%	5.17%	3.07%	2.57	%(c)
Portfolio turnover rate	29.79	%(e)	55.95%	77.20%	107.74%	79.44%	25.84	%(e)

(a)	Calculated using average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.

(c)	These ratios to average net assets have been annualized.

(d)	These ratios to average net assets have been annualized except the non-recurring organizational expenses which have not been annualized.

(e)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | April 30, 2024	27

1WS Credit Income Fund	Consolidated Financial Highlights

For a Share Outstanding Throughout the Periods Presented

Class A-2	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Period May 1, 2021 (Commencement of Operations) to October 31, 2021
PER SHARE OPERATING PERFORMANCE:
Net asset value - beginning of year/period	$18.48		$18.68	$21.55	$21.01
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.59		1.30	1.31	0.63
Net realized and unrealized gain/(loss) on investments	0.60		0.55	(2.18)	0.51
Total Income/(Loss) from Investment Operations	1.19		1.85	(0.87)	1.14

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.80)		(1.20)	(1.30)	(0.60)
From net realized gains	–		(0.85)	(0.70)	–
Total Distributions to Shareholders	(0.80)		(2.05)	(2.00)	(0.60)

Net asset value per share - end of year/period	$18.87		$18.48	$18.68	$21.55

Total Investment Return - Net Asset Value(b)	6.55%		10.64%	(4.38%)	5.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to shares, end of year/period (000s)	$69,734		$18,119	$896	$106
Ratio of actual expenses to average net assets including fee waivers and reimbursements	4.10	%(c)	5.46%	4.67%	3.32	%(c)
Ratio of actual expenses to average net assets excluding fee waivers and reimbursements	4.62	%(c)	6.30%	5.72%	4.25	%(c)
Ratio of net investment income to average net assets	6.31	%(c)	7.05%	6.69%	5.86	%(c)
Portfolio turnover rate	29.79	%(d)	55.95%	77.20%	107.74	%(d)

(a)	Calculated using average shares outstanding.

(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and are not annualized.

(c)	These ratios to average net assets have been annualized.

(d)	Percentage represents the results for the period and is not annualized.

See Notes to Consolidated Financial Statements.

28	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

NOTE 1. ORGANIZATION

1WS Credit Income Fund (“1WS Credit” or the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously offers its shares of beneficial interest (‘‘Shares’’). 1WS Credit operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, has adopted a policy to make quarterly repurchase offers at a price equal to net asset value (‘‘NAV’’) per Share of at least 5% of outstanding Shares.

1WS Credit’s investment objective is to seek attractive risk-adjusted total returns through generating income and capital appreciation. 1WS Credit will seek to achieve its investment objective by investing in a wide array of predominantly structured credit and securitized debt instruments. There can be no assurance that the Fund’s investment objective will be achieved.

1WS Credit was organized as a Delaware statutory trust on July 20, 2018 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. 1WS Credit had no operations from that date to March 4, 2019, commencement of operations, other than those related to organizational matters and the registration of its Shares under applicable securities laws. 1WS Credit wholly owns and consolidates 1WSCI Sub I, LLC (the “Cayman Islands SPV”), an exempted company incorporated in the Cayman Islands on February 22, 2019. The Cayman Islands SPV is an investment vehicle formed to make certain investments on behalf of 1WS Credit. 1WS Credit is the managing and sole member of the Cayman Islands SPV pursuant to a limited liability agreement dated March 1, 2019. Where context requires, the “Fund” includes both the Fund and the Cayman Islands SPV.

1WS Capital Advisors, LLC (the ‘‘Adviser’’ or ‘‘1WS’’) serves as the investment adviser of the Fund. 1WS is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser is controlled by its managing member, One William Street Capital Management, L.P. (‘‘OWS’’), which is also registered with the SEC as an investment adviser. The Fund’s portfolio manager and other personnel of the Adviser have substantial experience in managing investments and investment funds, including funds which have investment programs similar to that of the Fund.

The Fund currently offers Institutional (“Class I”) Shares and Brokerage Class ("Class A-2") Shares (collectively, the "Share Classes"). Both Share Classes of the Fund are being offered on a continuous basis at the NAV per Share calculated each day. Class A-2 Shares are offered subject to a maximum sales charge of 3.00% of their offering price and an asset-based distribution/shareholder servicing fee not to exceed 0.75% of its net assets and Class I shares are not subject to any sales load or asset-based distribution fee. Class A-2 Shares purchased without a sales charge may be subject to a 1.50% contingent deferred sales charge ("CDSC"). The Fund received exemptive relief from the SEC to issue multiple classes of Shares and to impose asset-based distribution fees as applicable. Class I and Class A-2 shares commenced operations on March 4, 2019 and May 1, 2021, respectively.

Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States dollars. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance for investment companies under Financial Accounting Standards Board’s (‘’FASB’’) Accounting Standards Codification (‘’ASC’’) 946, Financial Services-Investment Companies, including accounting for investments at fair value.

The preparation of these consolidated financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. The Adviser believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from such estimates and the differences could be material.

Consolidation: 1WS Credit consolidates its investment in the Cayman Islands SPV because 1WS Credit is the sole shareholder of this entity. In accordance with ASC 810, Consolidation, the accompanying consolidated financial statements include the Cayman Islands SPV’s assets and liabilities and results of operations. All investments held by the Cayman Islands SPV are disclosed in the Consolidated Schedule of Investments. All intercompany accounts and transactions have been eliminated upon consolidation.

Investment Transactions: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled at the time of year end are reflected as liabilities and assets, respectively. Interest is recorded on an accrual basis. Realized gains and losses on investment transactions reflected in the consolidated statement of operations are recorded on a first-in, first-out basis.

Semi-Annual Report | April 30, 2024	29

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

Premiums on fixed-income securities and discounts on non-distressed fixed-income securities are amortized and recorded within interest income in the consolidated statement of operations.

The Fund may enter into derivative contracts for hedging purposes or to gain synthetic exposures to certain investments (“Derivatives”). Derivatives are financial instruments whose values are based on an underlying asset, index, or reference rate and include futures, swaps, swaptions, options, or other financial instruments with similar characteristics.

The Board of Trustees (the “Board”) has adopted valuation policies and procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Adviser, the Fund's "Valuation Designee" (as such term is defined in Rule 2a-5 of the 1940 Act).

Fund Valuation: Class I and Class A-2 Shares are offered at NAV. The NAV per share of each class is determined daily. The Fund's NAV per share is calculated by subtracting liabilities (including accrued expenses and indebtedness) from the total assets of the Fund (the value of the investments plus cash or other assets, including interest accrued but not yet received). The Fund's NAV is then allocated pro-rata between the share classes, adjusting for share class specific liabilities. The NAV of each share class is then divided by the total number of Shares outstanding of each share class at each day's end.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a ‘‘RIC’’) under Subchapter M of the Internal Revenue Code (the ‘‘Code’’) . As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from our tax earnings and profits.

For the six months ended April 30, 2024, the Fund did not have a tax liability. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns.

Distributions to Shareholders: The Fund intends to declare and pay substantially all of its net investment income to shareholders in the form of dividends on a quarterly basis. The Fund also intends to distribute substantially all net realized capital gains at least annually.

NOTE 3. PORTFOLIO VALUATION

ASC 820 Fair Value Measurement defines fair value as an exit price representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value and maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available.

Valuation inputs broadly refer to the assumptions market participants would use in pricing the asset or liability, including assumptions about risk. ASC 820 distinguishes between: (i) observable inputs, which are based on market data obtained from parties independent of the reporting entity, and (ii) unobservable inputs, which reflect the Adviser’s own assumptions about the judgments market participants would use. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation uses multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 –	Inputs that are unadjusted, quoted prices in active markets for identical assets or liabilities.

Level 2 –	Inputs (other than quoted prices included in Level 1) that are observable, either directly or indirectly.

Level 3 –	Inputs that are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the asset or liability. This includes situations where there is little, if any, market activity for the asset or liability.

Generally, the Fund expects to be able to obtain pricing from independent third-party sources on many of its investments. However, in certain circumstances where such inputs are difficult or impractical to obtain we may fair value certain investments using internal manager marks. As of April 30, 2024, 4.28% of the investments held by the Fund were valued using internal manager marks.

The following factors may be pertinent in determining fair value: security covenants, call protection provisions and information rights; cash flows, the nature and realizable value of any collateral; the debt instrument's ability to make payments; the principal markets and financial environment in which the debt instrument operates; publicly available financial ratios of peer companies; changes in interest rates for similar debt instruments; and enterprise values, among other relevant factors.

30	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

Determination of fair value involves subjective judgments and estimates. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material. Accordingly, under current accounting standards, the notes to the Fund’s consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the Fund’s financial statements.

The following tables summarize the Fund’s financial instruments classified as assets and liabilities measured at fair value by level within the fair value hierarchy as of April 30, 2024:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities	$–	$79,715,967	$–	$79,715,967
Commercial Mortgage-Backed Securities	–	49,077,536	4,117,874	53,195,410
Asset-Backed Securities	–	94,658,104	6,381,117	101,039,221
Collateralized Loan Obligations	–	16,923,137	–	16,923,137
Preferred Stocks	590,334	–	–	590,334
Money Market Funds	24,665,772	–	–	24,665,772
Private Secured Debt	–	–	9,364,739	9,364,739
Short-Term Investments	29,881,479	–	–	29,881,479
Total	$55,137,585	$240,374,744	$19,863,730	$315,376,059
Derivative Instruments
Assets:
Credit Default Swap Contracts	$–	$979,831	$–	$979,831
Interest Rate Swap Contracts	–	1,124,096	–	1,124,096
Future Contracts	1,621,655	–	–	1,621,655
Liabilities:
Interest Rate Swap Contracts	$–	(422,944)	–	$(422,944)
Total	$1,621,655	$1,680,983	$–	$3,302,638

There were no changes in valuation technique.

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the six months ended April 30, 2024 of the Fund’s Level 3 portfolio investments:

	Asset-Backed Securities	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Private Secured Debt	Total
Balance as of October 31, 2023	$6,955,708	$905,510	$4,070,067	$2,083,500	$14,014,785
Accrued discount/ premium	(452,371)	(5,692)	–	11,099	(446,964)
Realized Gain/(Loss)	(250,057)	(222,273)	–	–	(472,330)
Change in Unrealized Appreciation/(Depreciation)	(348,410)	195,716	–	125,703	(26,991)
Purchases	476,247	–	47,807	9,554,733	10,078,787
Sales Proceeds	–	(873,261)	–	(2,410,296)	(3,283,557)
Transfer into Level 3	–	–	–	–	–
Transfer out of Level 3	–	–	–	–	–
Balance as of April 30, 2024	$6,381,117	$–	$4,117,874	$9,364,739	$19,863,730
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at April 30, 2024	$(475,267)	$–	$–	$125,703	$(349,564)

Semi-Annual Report | April 30, 2024	31

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

The following table presents additional information about the valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2024:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range
Commercial Mortgage-Backed Securities	4,117,874	Internal Model	Loss Severity analysis	$100(1)
Asset Backed Securities	6,381,117	Broker Pricing	Indicative Quotes	$7 - $54,773(2)
Private Secured Debt	9,364,739	Internal Model	Loss Severity analysis	$100(3)

(1)	Inputs are based on yields ranging from 11.78% - 13.64%

(2)	Input is based on the total market value of the outstanding position, of which the Fund owns 0.38% - 9.87%

(3)	Input is due to immaterial delinquencies on the underlying collateral.

NOTE 4. FEES AND EXPENSES INCLUDING RELATED PARTY TRANSACTIONS

Related Party Fees and Expenses

Investment Advisory: Under an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser a fee at the annualized rate of 1.50% of the daily gross assets of the Fund (the “Management Fee”). For the one-year period beginning on March 1, 2024, the Adviser has voluntarily agreed to reduce the Management Fee to 1.25% of the Fund’s daily gross assets.

Expense Limitation and Reimbursement Agreement: Pursuant to an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”), the Adviser agrees to waive the fees payable to it under the Investment Advisory Agreement and/or to pay or absorb operating expenses of the Fund, including, without limitation, organization and offering expenses (excluding brokerage and transactional expenses; borrowing and other investment-related costs and fees including interest and commitment fees; short dividend expense; acquired fund fees; taxes; litigation and indemnification expenses; judgments; and extraordinary expenses not incurred in the ordinary course of the Fund’s business – collectively, the “Exclusions”), to the extent necessary to limit the Other Expenses of the Fund (as set forth in the Fund’s Prospectus) less the Exclusions to 0.50% per annum of the Fund’s daily gross assets. The Adviser shall be permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of the recoupment. Under the Expense Limitation Agreement, the Adviser is not permitted to recoup such expenses beyond three years from the date on which the Adviser reduced a fee or reimbursed an expense. The Expense Limitation Agreement will remain in effect until March 1, 2025, unless and until the Trustees approve its modification or termination.

As of April 30, 2024, the advisor reimbursed fees under the Expense Limitation Agreement which are recoupable as follows:

Expires October 31, 2024	Expires October 31, 2025	Expires October 31, 2026	Expires October 31, 2027
$580,191	$810,698	$712,874	$267,765

Other Fees and Expenses

Officer and Trustee Compensation: The Fund pays each member of the Board of Trustees who is not a director, officer, employee or affiliate of OWS a $25,000 annual retainer, $2,500 per board meeting and $1,000 for each committee meeting. None of the executive officers receive compensation from the Fund.

Distribution and Servicing Fees: The Fund has entered into a distribution agreement (the ‘‘Distribution Agreement’’) with ALPS Distributors, Inc. (the ‘‘Distributor’’), pursuant to which the Distributor is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions.

Class A-2 Shares of the Fund are subject to ongoing distribution and shareholder servicing fees that may be used to compensate Intermediaries for selling shares of the Fund, and providing, or arranging for the provision of, Shareholder Services (the “Shareholder Servicing Fees”), and ongoing distribution and/or marketing services to the Fund (the “Distribution Fees”). The Distribution Fees and Shareholder Servicing Fees, as applicable, are accrued daily and paid monthly in an amount not to exceed, in the aggregate for Class A-2 Shares, 0.75% (on an annualized basis) of the net asset value of Class A-2 Shares of the Fund. For each class of shares of the Fund, under no circumstances shall Shareholder Servicing Fees exceed 0.25% of the net asset value of such class. The Distribution Fees and Shareholder Servicing Fees will be accrued daily as an expense of the Fund. For the six months ended April 30, 2024 , Class A-2 shares expensed $159,840 for Shareholder Servicing Fees and Distribution Fees.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

Fund Administration and Accounting Fees and Expenses: ALPS Fund Services, Inc. ("ALPS" or the "Administrator") serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). In consideration of these services, the Fund pays the Administrator, on a monthly basis. The Fund will reimburse the Administrator for certain out-of-pocket expenses incurred on behalf of the Fund.

Compliance Fees: ALPS Fund Services, Inc. provides Chief Compliance Officer Services to the Fund. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Chief Compliance Officer Services Agreement.

Legal Fees: Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

Audit Fees: Deloitte & Touche LLP acts as independent registered public accountant for the Fund and in such capacity audits the Fund’s annual consolidated financial statements.

Custodian: The Bank of New York Mellon serves as the Fund’s primary custodian.

Transfer Agent: DST Systems, Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. ("SS&C"), a publicly traded company listed on the NASDAQ Global Select Market.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of investments, excluding short-term obligations and including maturities and paydowns, transacted for the six months ended April 30, 2024 , were as follows:

Cost of Investments Purchased	Proceeds from Investments Sold
$236,179,991	$135,668,189

NOTE 6. INVESTMENTS

Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations.

The securities/instruments acquired by the Fund may include all types of debt and other obligations (‘‘Credit Investments’’), and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of the following: (i) residential and commercial mortgage -backed securities (‘‘MBS’’), as well as real estate loans or pools of such loans; (ii) asset-backed securities (‘‘ABS’’), or other instruments secured by financial, physical, and/or intangible assets (e.g., receivables or pools of receivables), and investments in any assets/instruments underlying the foregoing structured/secured obligations; (iii) debt and subordinated tranches of collateralized loan obligations (‘‘CLOs’’) and collateralized debt obligations (‘‘CDOs’’); (iv) public and private senior and mezzanine, senior secured or unsecured bonds/loans; and (v) other income producing securities, including investment grade debt, debentures and notes, and deferred interest, payment-in-kind or zero coupon bonds/notes. The Fund may invest without limit in CLOs or CDOs, including the subordinated tranches of such vehicles.

The Fund may also invest indirectly in any of the foregoing instruments through: (i) investing in other funds, including exchange traded funds (‘‘ETFs’’) and up to 15% of its net assets in funds that are excluded from the definition of ‘‘investment company’’ under the 1940 Act solely by reason of Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, that are primarily invested in Credit Investments (except that investments in MBS, ABS, CLOs or CDOs and other Credit Investments that are not hedge funds or private equity funds are not subject to such 15% limitation); or (ii) entering into derivatives, including long and short positions in credit default swaps, total return swaps, forward contracts, futures and other similar transactions. The Fund may also use derivatives for cash management purposes, to modify interest rate exposure or to hedge positions. The Fund may invest in derivatives without limit, subject to adherence to applicable asset coverage and/or segregation requirements of the 1940 Act. (The Fund counts the foregoing indirect investments in debt obligations towards the Fund’s requirement to invest at least 80% of its assets in debt obligations.) The Fund may invest in derivatives subject to the limitations set forth in Rule 18f-4 under the 1940 Act.

Semi-Annual Report | April 30, 2024	33

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

The Fund anticipates that many Credit Investments will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as ‘‘high yield’’ securities or ‘‘junk bonds’’) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

In seeking to achieve the Fund’s objective, the Fund may also invest a portion of its net assets in (i) U.S. and foreign government obligations, and highly-rated debt instruments (e.g., commercial paper); and (ii) long and short positions in public or private equity securities, which can include ETFs and real estate investment trusts.

The Fund intends to add leverage to its portfolio through direct borrowing and/or through entering into reverse repurchase agreements. Certain of the Fund’s investments may require leverage to achieve the desired risk-adjusted return profile deployed by the Fund.

At any given time, a substantial portion of our portfolio may be illiquid, subjecting the Fund to increased credit risk. If a borrower or obligor or other counterparty on an instrument underlying a Credit Investment is unable to make its payments, we may be greatly limited in our ability to recover any outstanding principal and interest (or other applicable amounts) under such Credit Investment. Our Shares therefore should be purchased only by investors who could afford a possible substantial loss of their investment. There is no geographic or currency limitation on the securities or instruments acquired by the Fund. The Fund may purchase debt or equity securities of non-U.S. governments and corporate entities domiciled outside of the United States, including emerging markets issuers.

NOTE 7. DERIVATIVE INSTRUMENTS

The Fund may enter into derivative transactions in connection with its investing activities. These instruments derive their value, primarily or partially, from the underlying asset, indices, reference rate, or a combination of these factors. Derivatives are subject to various risks similar to non-derivative instruments, such as interest, market, and credit risk.

The Fund is subject to interest rate exposures, both directly and indirectly. Direct interest rate exposure can result from holding fixed rate bonds, the value of which may decrease if interest rates rise. Additionally, indirect interest rate exposure can result from certain securitization transactions that contain mismatches between the rate of interest earned on the underlying loans and/or receivables as compared to the rate of interest due on the securities. To hedge this risk for cases in which the Fund deems it effective, the Fund may enter into futures contracts, interest rate swaps, other interest rate options, or securities sold, not yet purchased.

The Fund is also subject to credit risk in the normal course of pursuing its investment objectives. In addition to the specific credit risk, in particular investment securities, the Fund is exposed to broader market credit risk. To hedge this risk, the Fund may enter into a variety of instruments, including credit default swaps, futures, options, and swaptions.

The market value of derivative instruments generally may change in a manner that amplify market movements relative to the underlying asset or reference rate. As a result of adverse market movements, the Fund’s derivatives instruments could cause the Fund to suffer losses that magnify the market value changes of the underlying asset or reference rate. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additionally, in instances where the Fund is using derivatives to hedge risk exposures held by the Fund, there are also risks that those derivatives may not perform as expected relative to the Fund positions intended to be hedged which could result in losses for the hedged positions.

Derivatives are also subject to the risk of possible regulatory changes which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Futures Contracts: Futures contracts are commitments to either purchase or sell a financial instrument or commodity at a future date for a specified price. Upon entering into futures contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent changes in market value of the contract (which may require additional margin to be deposited) are recorded for financial statement purposes as unrealized gains or losses.

The Fund may use futures contracts to hedge against changes in the value of financial instruments or changes in interest rates. Upon entering into such futures contracts, the Fund bears the risk of interest rates or financial instruments’ prices moving adversely to the positions. With futures, counterparty risk is mitigated as these contracts are exchange-traded and the exchange’s clearinghouse guarantees against non-performance by the counterparty.

34	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

Credit Default Swaps and Credit Default Tranches: In a typical credit default swap, the Fund receives (if a buyer) or provides (if a seller) protection against certain credit events involving one or more specified reference entities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a defined credit event on the reference obligation which may be a single security, a basket of securities, or a specified credit index. The applicable credit events are established at the inception of the transaction and generally include bankruptcy, insolvency, and failure to meet payment obligations when due, among other events. After a credit event occurs, the contingent payment payable by the seller to the buyer may be mitigated or reduced by segregated collateral and netting arrangements between the counterparties to the transaction.

A credit default tranche is a type of credit default swap that allows an investor to gain exposure to a particular portion of the loss distribution on a specified credit index. Tranches are defined by attachment and detachment points that specify the range of exposure to which an investor is receiving or providing protection with respect to the specified credit index.

The Fund may enter into credit default swaps or credit default tranches to hedge against changes in the value of, or to gain exposure to, the market, certain sectors of the market, or specific issuers. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss. Upon entering into a credit default swap, as a seller of protection or a buyer of protection, the Fund bears exposure to changes in market pricing of risk related to the reference obligations. Additionally, the Fund is exposed to counterparty risk to the extent the fair value of the credit default swap exceeds the collateral posted. Credit default swaps are either centrally cleared swaps or executed bilaterally under standard form ISDA master agreements entered into with each counterparty.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within variation margin receivable/payable on centrally cleared swap contracts on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations. For credit default swap contracts, the upfront payments serve as an indicator of the current status of the payment/performance risk. The fair value of a credit default swap contract represents the amount of upfront payment that would be required to enter into such swap as of a measurement date. Upfront payments vary inversely to the price of debt issued by the reference entity. Increasing fair values for credit default swap contracts, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the market pricing of the reference entity’s debt.

The following is a summary of the derivative instruments fair value and the location and effect of derivative instruments held directly by the Fund for the six months ended April 30, 2024:

	Consolidated Statement of Assets and Liabilities		Consolidated Statement of Operations
	Derivative Assets Fair Value(a)	Derivative Liabilities Fair Value(a)	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation)
Credit default swap contracts	$979,831	$–	$241,009	$1,048,816
Interest swap contracts	1,124,096	(422,945)	1,093,842	(731,182)
Futures contracts	1,621,655	–	(845,336)	919,915
Total derivatives	$3,725,582	$(422,945)	$489,515	$1,237,549

(a)	Includes the cumulative appreciation/depreciation of futures contracts and swap contracts as reported in the Consolidated Schedule of Investments. Only the current day's variation margin receivable of $393,682 for futures, $38,295 for credit default swaps and $99,667 for interest rate swaps is reported within the Consolidated Statement of Assets and Liabilities. Total cumulative appreciation/depreciation on futures contracts as shown on the table above is reported on the Consolidated Statement of Investments.

Semi-Annual Report | April 30, 2024	35

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

The average short notional value and number of short futures contracts outstanding during the six months ended April 30, 2024 was $ 66,037,119 and 644, respectively. The average notional value of credit default swap contracts related to the sale protection outstanding during the six months ended April 30, 2024 was ( $13,833,227). The average notional value of interest rate swap contracts outstanding during the six months ended April 30, 2024 was $47,936,000.

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement. The Fund invests in futures, interest rate swaps and credit default swaps that are centrally cleared and not subject to master netting agreements, thus are not included on the tables below.

Offsetting of Derivatives and Reverse Repurchase Agreements Assets

April 30, 2024

				Gross Amounts Not Offset in the Consolidated Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statements of Assets and Liabilities	Net Amounts Presented in the Consolidated Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount Receivable
Credit default swap contracts	$979,831	$–	$979,831	$(979,831)	$–	$–
Total	$979,831	$–	$979,831	$(979,831)	$–	$–

Offsetting of Derivatives and Reverse Repurchase Agreements Liabilities

April 30, 2024

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount Payable
Reverse repurchase agreements	28,569,792	–	28,569,792	(28,569,792)	–	–
Total	$28,569,792	$–	$28,569,792	$(28,569,792)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

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1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

NOTE 8. LEVERAGE

The Fund may obtain leverage in seeking to achieve its investment objective, including obtaining financing to make investments in Credit Investments. The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Reverse repurchase agreements are generally recorded at their contractual amounts, including accrued interest, as specified in each respective agreement. Securities sold are held on terms that may permit the counterparty to sell or re-pledge the securities subject to certain limitations. Such securities sold are held as collateral and are generally valued daily by the counterparty. The Fund may be required to deliver additional collateral or may demand the counterparty to return collateral pledged, as deemed necessary to ensure that the fair value of the underlying collateral remains sufficient to cover the contractual amount. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The total amount of securities pledged, or partially pledged, at April 30, 2024 was $38,821,266. During the six months ended April 30, 2024 , the average amount of reverse repurchase agreements outstanding was $49,026,585, at a weighted average interest rate of 6.61%.

The following table indicates the total amount of reverse repurchase agreements, including accrued interest, reconciled to the Fund’s liability as of April 30, 2024 :

	30-90 days	Greater than 90 days	Total
Residential Mortgage-Backed Securities	$9,208,633	$4,906,782	$14,115,415
Commercial Mortgage-Backed Securities	3,271,311	444,158	$3,715,469
Asset Backed Securities	10,463,423	275,485	$10,738,908
Total	$22,943,367	$5,626,425	$28,569,792

*	The total reverse repurchase agreement balance of $28,569,792 has financing with extendable provisions that automatically renew per the respective reverse repurchase agreements.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.

NOTE 9. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers at a price equal to the NAV per Share as of the Repurchase Pricing Date (i.e., the date that will be used to determine the Fund’s NAV applicable to the repurchase offer), of between 5% and 25% of the Shares outstanding. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted. The Fund will make quarterly repurchase offers in the months of March, June, September and December. There is no guarantee that shareholders will be able to sell all of the shares they desire in a repurchase offer because shareholders, in total, may wish to sell more than the percentage of the Fund’s Shares being repurchased.

Semi-Annual Report | April 30, 2024	37

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

During the six months ended April 30, 2024, the Fund completed two quarterly repurchase offers. In each offer, the Fund offered to repurchase no less than 5% of the number of its outstanding Shares as of the Repurchase Pricing Date. No repurchase offers during the six months ended April 30, 2024 were oversubscribed. The result of these repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Repurchase Commencement Date	12/21/23	3/19/24
Repurchase Request Deadline	1/12/24	4/10/24
Repurchase Pricing Date	1/12/24	4/10/24
Repurchased Amount	$4,345,437	$3,121,837
Repurchased Shares	229,432	163,145

NOTE 10. PRINCIPAL RISKS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Investment and Market Risk: The Fund may invest in credit-sensitive investments. Until such investments are sold or mature, the Fund is exposed to risks, including interest rate and spread risks, as well as credit and structural risks relating to whether the cash flows from the underlying assets will be sufficient in amount and timing to make expected payments on the securities. The Adviser monitors the risk parameters and expected volatility of the Fund’s overall portfolio and attempts to manage concentrations of the portfolio in any particular investment holding, strategy, or market. Additionally, the Adviser seeks to control portfolio risks through selective sizing of positions based on a regular evaluation of each investment’s risk and reward characteristics. Regular mark-to-market portfolio monitoring helps the Adviser monitor the investments. The Adviser has also developed a proprietary risk management system and uses statistical and cash flow models to monitor portfolio risk, as well as individual position specific risk.

While the Adviser generally seeks to hedge certain portfolio risks, the Adviser will not, in general, attempt to hedge all market, interest rate or other risks in the portfolio, and it may elect to only partially hedge certain risks. Specifically, the Adviser may determine that it is economically unattractive, or otherwise undesirable, to hedge certain risks and instead may rely on diversification to offset such risks.

Repurchase Offers Risk: An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares. The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, will conduct repurchase offers of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of Shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments and cash from the sale of Shares. The Fund believes that it can meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

Leverage Risk: Under current market conditions, the Fund may utilize leverage principally through outstanding senior securities representing indebtedness (“Borrowings”). The Fund may obtain leverage through direct borrowing and/or through entering into reverse repurchase agreements that create leverage. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline in value, requiring the Fund to post the additional collateral or to repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss.

Counterparty Credit Risk: The Fund attempts to control credit risk exposure to trading counterparties and brokers through internal monitoring procedures. A significant portion of the Fund’s positions, including cash, are held at major financial institutions. All security transactions of the Fund are transacted with approved brokers and cleared through major securities firms. In the event the brokers are unable to fulfill their obligations, the Fund could be subject to credit risk.

A primary difference in risks associated with bilateral OTC contracts and exchange-traded contracts/centrally cleared swaps involves the nature of credit and liquidity risks. Unlike exchange-traded instruments or centrally cleared swaps, in which performance may be backed by the exchange or clearing corporation, bilateral OTC contracts require the performance of a specific counterparty and it’s posting of collateral. In the event of a default by such counterparty, the Fund could be exposed to potential losses. The Fund seeks to reduce its credit risk on bilateral OTC contracts by only transacting with high credit-standing counterparties. In addition, the Fund further mitigates the risk of counterparty non- performance by requiring counterparties to pledge cash and/or securities to collateralize unrealized gains on bilateral OTC contracts, in accordance with the terms of International Swaps and Derivatives Association (“ISDA”) agreements.

38	www.1wscapital.com

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

Liquidity Risk: The Fund needs cash liquidity in order to settle trading obligations, meet margin calls on derivatives, meeting margin calls and repayments on maturing financial arrangements, and meet repurchase offers. The Adviser actively monitors and manages the current and future sources of and draws on liquidity (cash and cash equivalents) as well as liquid securities.

Credit Risk: Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Non-Diversified Fund Risk: The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on their financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Foreign Currency Risk: The Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. Dollar. The Fund, however, values its securities and other assets in U.S. Dollars. The Fund generally seeks to hedge its foreign currency exposure. To the extent the Fund’s investments in foreign currency exposure are not hedged, the value of the Fund’s assets will fluctuate with U.S. Dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies.

CDO and CLO Risk: The Fund may invest in CDOs and/or CLOs which are subject to the following risks: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CDOs and/or CLOs typically will have no significant underlying assets other than their underlying debt obligations or loans and payments on the CDOs and/or CLOs are and will be payable solely from the cash flows from such debt obligations and/or loans; (iv) CDOs and/or CLOs are typically highly levered, and therefore the CDO and/or CLO interests that the Fund may invest in are subject to a higher risk of total loss; (v) investments in CDOs and/or CLOs may be riskier and less transparent to the Fund and its shareholders than direct investments in the underlying companies; (vi) the potential for interruption and deferral of cash flow to Fund investments in the equity and junior debt tranches of CDOs and/or CLOs; (vii) interests in CDOs and/or CLOs may be illiquid; (viii) investments in foreign CDOs and/or CLOs may involve significant risks in addition to the risks inherent in U.S. CDOs and/or CLOs; (ix) the Fund may invest with collateral managers that have no or limited performance or operating history; (x) the inability of a CDO or CLO collateral manager to reinvest the proceeds of any prepayments may adversely affect the Fund; (xi) the loans underlying the CDOs and/or CLOs may be sold and replaced resulting in a loss to the Fund; (xii) the Fund may not have direct rights against the underlying borrowers or obligors comprising the CDOs and/or CLOs’ investments or the entities that sponsored the CDOs and/or CLOs; and (xiii) investments in junior tranches of CDOs and/or CLOs will likely be subordinate to the other debt tranches of such CDOs and/or CLOs, and are subject to a higher degree of risk of total loss.

Commercial Mortgage-Backed Securities (“CMBS”) and Residential Mortgage-Backed Securities (“RMBS”) Risk: CMBS and RMBS are mortgage-backed securities that may be secured by interests in a single commercial or residential mortgage loan or a pool of mortgage loans secured by commercial or residential property. CMBS and RMBS may be senior, subordinate, interest-only, principal-only, investment-grade, non-investment grade or unrated. The Fund may acquire CMBS and RMBS from private originators as well as from other mortgage loan investors, including savings and loan associations, mortgage bankers, commercial banks, finance companies and investment banks. The credit quality of any CMBS and RMBS issue depends primarily on the credit quality of the underlying mortgage loans. At any one time, a portfolio of mortgage-backed securities may be backed by commercial or residential mortgage loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions. As a result, the commercial or residential mortgage loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations.

Semi-Annual Report | April 30, 2024	39

1WS Credit Income Fund	Notes to Consolidated Financial Statements

April 30, 2024 (Unaudited)

NOTE 11. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/ (accumulated losses) are finalized at the Fund's fiscal year-end.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at April 30, 2024, were as follows:

Cost of investments for income tax purposes	$321,469,734
Gross appreciation (excess of value over tax cost)	$8,230,826
Gross depreciation (excess of tax cost over value)	(14,194,367)
Net unrealized appreciation/(depreciation)	$(5,963,541)

The tax character of distributions paid for the fiscal year ended October 31, 2023 was as follows:

2023
Distributions Paid From:
Ordinary Income	$7,745,316
Long-Term Capital Gain	5,993,166
Total	$13,738,482

NOTE 12. SUBSEQUENT EVENTS

In preparing these consolidated financial statements, the Fund’s management has evaluated events and transactions through the date the consolidated financial statements were issued.

On June 27, 2024 the Fund paid a dividend of $0.40 per share for Class I and Class A-2 investors.

The Fund notified shareholders of a quarterly repurchase offer on June 18, 2024. The Fund intends to complete the quarterly repurchase offer on July 10, 2024.

Management has determined that there were no other subsequent events requiring disclosure.

40	www.1wscapital.com

1WS Credit Income Fund	Additional Information

April 30, 2024 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT will be available on the Fund’s website located at https://www.1wscapital.com or on the SEC’s website at https://www.sec.gov.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at https://www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling 1-833-834-4923, on the Fund’s website located at www.1wscapital.com, and on the SEC’s website at https://www.sec.gov.

Semi-Annual Report | April 30, 2024	41

1WS Credit Income Fund	Privacy Policy

Your privacy is very important to us. This Privacy Notice sets forth the policies of 1WS Credit Income Fund (the “Fund”) with respect to non-public personal information of its investors, prospective investors and former investors. These policies apply to all investors and may be changed at any time, provided a notice of such change is given to you.

To the extent you provide us with personal information, such as your address, social security number, assets and/or income information: (i) in a subscription agreement and related documents; and (ii) in correspondence and conversations with the Fund’s representatives; and (iii) through transactions in the Fund, please be advised that:

We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, such as our attorneys, auditors, brokers, regulators and certain service providers, in such case, only as necessary to facilitate the acceptance of your investment and management of the Fund and in accordance with applicable laws. It may be necessary, under anti-money laundering and similar laws, to disclose information about the Fund’s investors in order to accept subscriptions from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We may also disclose information you provide to us to third party institutions, such as prime brokers. If such a disclosure is made, the Fund will require such third parties to treat your private information with confidentiality.

We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

42	www.1wscapital.com

Intentionally Left Blank

(b)	Not applicable.

Item 2.   Code of Ethics.

Not applicable to semi-annual report.

Item 3.   Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.   Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1WS Credit Income Fund

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)

Date:	July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kurt A. Locher
Kurt A. Locher, Chief Executive Officer
(Principal Executive Officer)

Date:	July 8, 2024

By:	/s/ Stephanie Dolan
Stephanie Dolan, Chief Financial Officer and Principal Accounting Officer

Date:	July 8, 2024